UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

Sanderson Farms, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 14, 2005

Dear Stockholder:

     The 2005 Annual Meeting of Stockholders of the Company will be held in the Magnolia Room of the Ramada Inn in Laurel, Mississippi, at 10:00 A.M. on Thursday, February 17, 2005. The purposes of the Annual Meeting are set forth in the accompanying Notice and Proxy Statement.

     The 2004 Annual Report, which is enclosed, contains financial and other information concerning the Company and its business for the fiscal year ended October 31, 2004. The Annual Report is not to be considered part of the proxy solicitation materials.

     We cordially invite you to attend the Annual Meeting. If you cannot attend, please complete and return the enclosed Proxy using one of the voting methods described in the enclosed materials so that your vote can be recorded.

Cordially,

Joe F. Sanderson, Jr. Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
INDEPENDENT AUDITORS
APPROVAL OF THE STOCK INCENTIVE PLAN
OTHER MATTERS
STOCKHOLDER PROPOSALS
METHODS AND COST OF SOLICITING PROXIES
ADDITIONAL INFORMATION AVAILABLE

SANDERSON FARMS, INC.
P.O. Box 988
Laurel, Mississippi 39441

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	10:00 A.M. (local time) on Thursday, February 17, 2005

PLACE	The Magnolia Room of the Ramada Inn, 1105 Sawmill Road, Laurel, Mississippi 39440

ITEMS OF BUSINESS	(1)	To elect Class A Directors to serve until the 2008 Annual Meeting;

	(2)	To consider and act upon a proposal to ratify and approve the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending October 31, 2005;

	(3)	To consider and act upon a proposal to approve a Stock Incentive Plan for directors, executive officers and other key managers of the Company; and

	(4)	To transact such other business as may properly come before the Meeting or any adjournment.

RECORD DATE	You can vote if you are, or if a nominee through which you hold shares is, a stockholder of record on January 4, 2005.

ANNUAL REPORT AND PROXY STATEMENT	Our 2004 Annual Report, which is not a part of the proxy soliciting material, is enclosed. Details of and the business to be transacted at the Annual Meeting are more fully described in the accompanying Proxy Statement.

PROXY VOTING	It is important that your shares be represented and voted at the Meeting. You can vote your shares by completing and returning the proxy card sent to you. Most stockholders also have the options of voting their shares on the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on your proxy card included with your proxy materials. You can revoke your proxy before it is voted at the Meeting by following the instructions in the accompanying Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS:
/s/ James A. Grimes
James A. Grimes
Secretary

PROXY STATEMENT

General

     Our Board of Directors is soliciting the enclosed proxy in connection with our 2005 Annual Meeting of Stockholders to be held on February 17, 2005, as well as in connection with any adjournments of that meeting. Our post office address is Sanderson Farms, Inc., P. O. Box 988, Laurel, Mississippi 39441.

     Even if you submit a proxy, you may still attend the annual meeting in person, and you may revoke your proxy by voting in person at the meeting. You may also revoke your proxy before it is voted at the meeting in any of the following ways:

•	by filing with our Corporate Secretary a written notice of revocation;

•	by submitting to our Corporate Secretary a properly completed and signed proxy dated a later date; or

•	by re-voting by Internet or by telephone before 11:59 PM on February 16, 2005 using the instructions contained in the enclosed materials, if telephone or Internet voting is available to you.

     Unless you revoke your proxy, it will be voted at the meeting according to your instructions, as long as you have properly completed and submitted it to us. If you properly complete and submit a proxy but you do not specify how your proxy should be voted, then the proxy will be voted FOR each of the proposals listed in the Notice of Annual Meeting of Stockholders that appears on the preceding page.

     Our Chief Financial Officer will vote all proxies in his discretion on all other matters which may properly come before the meeting. As of the date of this Proxy Statement, we have not received notice and we are not aware of any business to be transacted at the meeting other than the matters that are listed in the notice and are described in this Proxy Statement.

     If you hold shares of our common stock in your broker’s name (sometimes called “street name” or “nominee name”), then you must provide voting instructions to your broker. If you do not provide instructions to your broker, your shares will not be voted on any matter on which your broker does not have discretionary authority to vote for you. A vote that is not cast for this reason is called a “broker non-vote.” We will treat broker non-votes as shares present for the purpose of determining whether a quorum is present at the meeting, but we will not consider them present for purposes of calculating the vote on a particular matter, nor will we count them as a vote FOR or AGAINST a matter or as an ABSTENTION on the matter.

     We are paying the cost of soliciting the proxies.

     Our 2004 Annual Report accompanies this Proxy Statement, but is not to be considered a part of the proxy solicitation materials. The record date for the Annual Meeting is January 4, 2005. These materials are being mailed to stockholders on or about January 14, 2005.

Capital Stock

     Our authorized capital stock consists of 5,000,000 shares of non-voting preferred stock, of which 500,000 shares have been designated Series A Junior Participating Preferred Stock, par value $100.00 per share, none of which shares have been issued, and 100,000,000 shares of voting Common Stock, par value $1.00 per share, of which 19,963,550 shares had been issued and were outstanding as of January 4, 2005, the record date for the Annual Meeting. Only stockholders of record at the close of business on such date are entitled to notice of and to vote at the Annual Meeting. Each such stockholder is entitled to one vote for each share of common stock held at that date.

Beneficial Ownership

     The following table sets forth information, as of January 4, 2005, concerning (a) the only stockholders known by us to own beneficially more than 5% of the outstanding common stock, which is our only class of voting securities outstanding, (b) the beneficial ownership of common stock of our executive officers named in the “Summary Compensation Table” below, and (c) the beneficial ownership of common stock by all of our directors and executive officers as a group.

	Amount Beneficially	Percent
Beneficial Owner(s) and Address	Owned (1) (2)	of Class
Joe F. Sanderson, Jr. (3)	1,297,168 shares	6.50%
D. Michael Cockrell (4)	24,117 shares	(11)
Trustmark National Bank (2) (5)	1,711,915 shares	8.58%
Lampkin Butts (2) (6)	1,737,361 shares	8.70%
James A. Grimes (7)	17,369 shares	(11)
Robin Robinson (2) (8)	1,711,915 shares	8.58%
Barclays Global Investors, N.A and Barclays Global Fund Advisors (9)	3,208,924 shares	16.07%
All Directors and executive officers as a group (13 persons) (10)	4,150,708 shares	20.79%

     (1) The shares are owned of record by the beneficial owners shown with sole voting and investment power, except as set forth in the following notes.

     (2) Lampkin Butts, Robin Robinson and Trustmark National Bank are the trustees of the Employee Stock Ownership Plan and Trust of Sanderson Farms, Inc. and Affiliates (the “ESOP”), which is the record owner of 1,711,915 shares of common stock of the Company. Trustmark National Bank and Mr. Butts and Ms. Robinson, in their respective capacities as trustees of the ESOP, share with each other investment power with respect to those shares of common stock and therefore are each deemed to beneficially own, under applicable regulations of the Securities and Exchange Commission, the 1,711,915 shares of common stock owned of record by the ESOP. Each of them disclaims beneficial ownership of such shares. The participants in the ESOP have sole voting power over the shares allocated to their respective accounts.

     (3) Address: P.O. Box 988, Laurel, Mississippi 39441. The amount shown in the table includes 954,854 shares owned of record by Joe F. Sanderson, Jr., over which he exercises sole voting and investment power, and 78,761 shares allocated to Joe F. Sanderson, Jr.’s account in our ESOP, with respect to which he has sole voting power. The trustees of the ESOP share investment power over the 78,761 shares allocated to Joe F. Sanderson, Jr.’s account under the ESOP. The amount in the table includes 214,225 shares beneficially owned by Joe F. Sanderson, Jr. as co-executor of the Estate of Joe F. Sanderson (“JFS Estate”). The co-executors share voting and investment power with respect to these shares. The amount shown in the table also includes 9,808 shares owned of record by Joe F. Sanderson, Jr.’s wife, over which she exercises sole voting and investment power. Pursuant to Rule 13d-4 under the Securities Exchange Act of 1934 (the “Exchange Act”), Joe F. Sanderson, Jr. disclaims beneficial ownership of the 9,808 shares owned of record by his wife and the 214,225 shares owned of record by the JFS Estate. The amount in the table also includes 39,520 options to purchase shares owned by Mr. Sanderson under the Sanderson Farms, Inc. and Affiliates Stock Option Plan (the “Stock Option Plan”), which options to purchase such shares were vested and exercisable.

     (4) Address: P.O. Box 988, Laurel, Mississippi 39441. The amount shown in the table includes 8,399 shares owned of record by Mr. Cockrell over which he exercises sole voting and investment power, and 2,218 shares allocated to Mr. Cockrell’s account in the ESOP, with respect to which Mr. Cockrell has sole voting power. The trustees of the ESOP share investment power over the 2,218 shares allocated to Mr. Cockrell’s account under the ESOP. The amount in the table also includes 6,750 options to purchase shares owned by Mr. Cockrell under the Company’s Stock Option Plan, and 6,750 phantom shares, which options and phantom shares were vested and exercisable.

     (5) Address: 415 North Magnolia, Laurel, Mississippi 39940. See note (2) above for a description of the nature of Trustmark National Bank’s beneficial ownership of the 1,711,915 shares of common stock owned of record by the ESOP. Trustmark National Bank, pursuant to Rule 13d-4 of the Exchange Act, disclaims beneficial ownership of all shares of common stock owned of record by the ESOP, which constitute all shares reported as being beneficially owned by it.

     (6) Address: P.O. Box 988, Laurel, Mississippi 39441. See note (2) for a description of the nature of Mr. Butts’s beneficial ownership of the 1,711,915 shares of common stock owned of record by the ESOP, which includes 39,267 shares allocated to his ESOP account. The amount in the table also includes 18,696 shares owned of record by Mr. Butts. With respect to the 39,267 shares allocated to his ESOP account, Mr. Butts has sole voting power, but shares investment power with the other trustees of the ESOP. Mr. Butts, pursuant to Rule 13d-4 of the Exchange Act, disclaims beneficial ownership of all shares of common stock owned of record by the ESOP, except the 39,267 shares allocated to his individual account. The table also includes 6,750 options to purchase shares owned by Mr. Butts under the Company’s Stock Option Plan, which options to purchase were vested and exercisable.

     (7) Address: P.O. Box 988, Laurel, Mississippi 39441. The amount shown in the table includes 3,284 shares owned of record by Mr. Grimes, over which he exercises sole voting and investment power, and 11,273 shares allocated to Mr. Grimes’s account in the ESOP, with respect to which Mr. Grimes has sole voting power. The trustees of the ESOP share investment power over the 11,273 shares allocated to Mr. Grimes’s ESOP account. The amount in the table also includes 2,812 options to purchase shares owned by Mr. Grimes under the Company’s Stock Option Plan, which options to purchase shares were vested and exercisable.

     (8) Address: P.O. Box 988, Laurel, Mississippi 39441. See note (2) above for a description of the nature of Ms. Robinson’s beneficial ownership of the 1,711,915 shares of common stock owned of record by the ESOP, which includes 11,421 shares allocated to her ESOP account. Ms. Robinson, pursuant to Rule 13d-4 under the Exchange Act, disclaims beneficial ownership of all shares of common stock owned of record by the ESOP, except the 11,421 shares allocated to her individual account, with respect to which Ms. Robinson has sole voting power, and over which she shares investment power with the other trustees of the ESOP.

     (9) As reported in an amended report on Form 13G/A filed with the Securities and Exchange Commission on November 10, 2004. Such Form 13G/A reports the address of the beneficial owner as 45 Fremont Street, San Francisco, California 94105-2228 and indicates that the beneficial owners have no voting authority over 182,688 of these shares.

     (10) Includes an aggregate of 151,607 shares allocated to the accounts of all Directors and executive officers, as a group (14 persons, 6 participating) under the ESOP. See note (2) above.

     (11) Less than 1%.

ELECTION OF DIRECTORS

     Our amended Articles of Incorporation provide that our Board of Directors shall be divided into three classes (Class A, Class B and Class C), with each class containing one-third, or as close to one-third as possible, of the total number of directors, and that the total number of directors shall be fixed by the Board of Directors in the By-laws. The Board of Directors has fixed the number of directors at fifteen, resulting in there being five directors in each class. Two board positions are currently vacant. At each annual meeting of stockholders, directors constituting one class are elected for a three-year term. At the 2005 Annual Meeting, stockholders will elect Class A Directors, whose terms will expire at the 2008 Annual Meeting.

     The address of each director is Post Office Box 988, Laurel, Mississippi 39441.

Nominees for Class A Directors

     The Board of Directors proposes for election as Class A Directors the five nominees listed below, each to serve as a Class A Director until the 2008 annual meeting or until his or her successor is elected and has qualified. Any vacancy on the Board of Directors may be filled either by the Board of Directors or by the stockholders, and the term of any director elected to fill a vacancy will expire at the next stockholders’ meeting at which directors are elected.

     Proxies in the enclosed form may also be voted for the election as Class A Directors of substitute nominees who may be named by the Board of Directors to replace any of the nominees who become unavailable to serve for any reason. No such unavailability is presently known to the Board of Directors. There are no arrangements or understandings relating to any person’s service or prospective service as a Class A Director of the Company. No person listed below will be elected as a Class A Director unless such person receives the affirmative vote of the holders of a majority of the shares entitled to vote and represented (whether in person or by proxy) at the Annual Meeting at which a quorum is present. If more persons than the number of directors to be elected receive a majority vote, then those persons receiving the highest number of votes will be elected. The Proxyholder named in the accompanying proxy card will vote FOR the nominees listed below (or substitutes as stated above) unless otherwise directed in the proxy. Abstentions by holders of shares entitled to vote and represented at the meeting will be counted as shares present but not voting for the purposes of calculating the vote with respect to the election of Class A Directors. Broker non-votes will be treated as not present for purposes of calculating the vote with respect to the election of the Class A Directors, and will not be counted either as a vote FOR or AGAINST or as an ABSTENTION with respect thereto.

     The following table lists the nominees for Class A Director and shows, as of January 4, 2005, their respective beneficial ownership of common stock of the Company. Joe F. Sanderson, Jr. (Class A Director) is the brother of William R. Sanderson (Class C Director), and is the cousin of Robert Buck Sanderson (Class C Director) and Hugh V. Sanderson (Class B Director).

			Shares
		Director	Beneficially	Percent
Nominees for Class A Director	Age	Since	Owned (1)	of Class
Class A (Term expiring in 2008)
Lampkin Butts (2)	53	1998	1,737,361	8.70%
Beverly Hogan	53	2004	0	(4)
Phil K. Livingston	61	1989	22,050	(4)
Charles W. Ritter, Jr.	67	1988	18,000	(4)
Joe F. Sanderson, Jr. (3)	57	1984	1,297,168	6.50%

     (1) The shares are owned of record by the beneficial owners shown with sole voting and investment power, except as set forth in the following notes.

     (2) See Note (6) to the table under the caption “PROXY STATEMENT, Beneficial Ownership” for a description of the nature of Mr. Butt’s beneficial ownership.

     (3) See note (3) to the table under the caption “PROXY STATEMENT, Beneficial Ownership” for a description of the nature of Mr. Sanderson’s beneficial ownership.

     (4) Less than 1%.

     The Board of Directors recommends a vote FOR the election of Lampkin Butts, Beverly Hogan, Phil K. Livingston, Charles W. Ritter, Jr. and Joe F. Sanderson, Jr. as Class A Directors.

Directors Continuing in Office

     The following tables list the Class B and Class C Directors of the Company, whose terms expire at the 2006 and 2007 annual meetings, respectively, and show, as of January 4, 2005, the beneficial ownership of common stock by each of them. Joe F. Sanderson, Jr. and William R. Sanderson are brothers, and each is a first cousin of Hugh V. Sanderson and Robert B. Sanderson, who are also brothers.

			Shares
		Director	Beneficially	Percent
Name of Continuing Director	Age	Since	Owned (1)	Of Class
Class B (Term expiring in 2006)
John H. Baker, III (2)	63	1994	24,750	(6)
D. Michael Cockrell (3)	47	1998	24,117	(6)
Hugh V. Sanderson (4)	43	2000	199,441	(6)
Rowan H. Taylor	80	1989	8,250	(6)
Class C (Term expiring in 2007)
Gail Jones Pittman	51	2002	0	(6)
Robert Buck Sanderson	51	1992	260,901	1.31%
William R. Sanderson (5)	48	1998	698,327	3.50%
Donald W. Zacharias	69	1988	225	(6)

     (1) The shares are owned of record by the beneficial owners shown with sole voting and investment power, except as set forth in the following notes.

     (2) The shares are owned of record by a trust for the benefit of Mr. Baker’s wife, as to which an institutional trustee exercises sole voting and investment power, and as to which Mr. Baker, pursuant to Rule 13d-4 under the Exchange Act, disclaims beneficial ownership.

     (3) See Note (4) to the table under the caption “PROXY STATEMENT, Beneficial Ownership” for a description of the nature of Mr. Cockrell’s beneficial ownership.

     (4) The table includes 195,001 shares owned directly by Hugh V. Sanderson over which he exercises sole voting and investment control. The table also includes 4,440 shares allocated to Mr. Sanderson’s account in the ESOP, over which he has sole voting power, but over which the trustees of the ESOP share investment power.

     (5) The amount in the table includes 426,253 shares owned of record by William R. Sanderson, over which he exercises sole voting and investment control. The table also includes 214,225 shares owned as co-executor of the JFS Estate, over which he shares voting and investment control with the co-executor. The table includes 42,201 shares owned by Mr. Sanderson as custodian for his minor children. Finally, the table includes 15,648 shares allocated to Mr. Sanderson’s account in the ESOP, over which he has voting control. The trustees of the ESOP share investment power over such shares. Pursuant to Rule 13d-4 under the Exchange Act, Mr. Sanderson disclaims beneficial ownership of the shares owned by the JFS Estate and those owned as custodian for his minor children.

     (6) Less than 1%.

Principal Occupations and Certain Directorships

     The following paragraphs identify the principal occupations of all directors of the Company and directorships they hold in other companies with securities registered with the Securities and Exchange Commission. Except as otherwise indicated, each director has served for at least five years in the position shown.

     Joe F. Sanderson, Jr. served as President of the Company from November 1, 1989 to October 21, 2004, and has served as Chief Executive Officer since November 1, 1989, and as Chairman of the Board of Directors since January 8, 1998. Mr. Sanderson continues to serve as Chief Executive Officer and Chairman of the Board of Directors. Mr. Sanderson is a member of the Company’s Executive Committee, which is a management committee, not a committee of directors.

     Charles W. Ritter, Jr. served, from 1967 to 2002, as President and a Director of the Attala Company, which is principally engaged in the business of milling and selling feed and corn meal. He now serves as a management consultant to the Attala Company. He has also served as President of JRS, Inc., a family owned real estate investment firm, since 1973. Mr. Ritter is a director of First M & F Corp. and Merchants & Farmers Bank, Kosciusko, Mississippi, and chairs the audit committee of First M & F Corp.’s Board of Directors.

     Phil K. Livingston served as President and Chief Executive Officer of Citizens National Bancshares, Inc. in Hammond, Louisiana, from its organization in 1983, until its merger into Deposit Guaranty Corporation on May 19, 1995. Citizens National Bancshares, Inc., which was dissolved with the merger, was the parent company of Citizens National Bank, which is now a wholly owned subsidiary of Deposit Guaranty Corporation as a result of such merger. In July 1996, Citizens National Bank’s charter was amended to change its name to Deposit Guaranty National Bank of Louisiana. Mr. Livingston retired in 1998, but served as a banking consultant to AmSouth Corporation from his retirement until 2001.

     Hugh V. Sanderson was employed by the Company as a Corporate Sales Manager from 1994 until 2000 and as Manager of Customer Relations from 2000 to 2004. Mr. Sanderson retired from the Company during 2004. At a special meeting called for that purpose on January 6, 2000, Mr. Sanderson was elected by the Board of Directors to fill the unexpired term as a member of the Board of Directors of his father, Dewey R. Sanderson, Jr., who died on December 2, 1999. Hugh V. Sanderson was elected by the shareholders on February 25, 2000 as a Class B Director.

     Rowan H. Taylor served as President of Mississippi Valley Title Insurance Company from 1975 until 1989, and as Chairman of the Board and Chief Executive Officer of that company from 1989 until 1992. Until December 1, 2001, Mr. Taylor served as counsel to the Jackson, Mississippi law firm of Alston & Jones. Mr. Taylor served as an advisory director of Trustmark Corporation and Trustmark National Bank located in Jackson, Mississippi until his retirement from such position in 1995, and served as counsel for First American Title Insurance Company of Santa Ana, California until his retirement in 2002.

     John H. Baker, III has been the sole proprietor of John H. Baker Interests, a real estate and development company in Houston, Texas, since 1968.

     Donald W. Zacharias served as President of Mississippi State University from 1985 until his retirement in December 1997, when he became President Emeritus.

     Gail Jones Pittman has served, since its founding in 1979, as Chief Executive Officer of Gail Pittman, Inc., an entrepreneurial business creating individually hand-painted, semi-vitreous china dinnerware and home accessories. It is located in Ridgeland, Mississippi.

     Beverly Hogan has served, since May 2002, as President of Tougaloo College in Jackson, Mississippi. Prior to becoming President of Tougaloo College, Ms. Hogan served for one year as Interim President. Prior to that, she served for ten years as a Commissioner for the Mississippi Workers Compensation Commission. She was elected to her position as a Class A director by the Board of Directors on February 26, 2004.

     Robert Buck Sanderson was employed by the Company as Corporate Live Production Assistant from 1999 to 2004. Mr. Sanderson retired from the Company during 2004. From 1978 through 1992, Mr. Sanderson served as President of Pioneer Hardware & Supply Co., Inc. in Laurel, Mississippi.

     William R. Sanderson served from 1996 to 2004 as Director of Marketing for the Company. Prior to 1996, Mr. Sanderson served as Director of Prepared Foods for the Company. Mr. Sanderson retired from the Company during 2004.

     Lampkin Butts served from 1996 to 2004 as Vice President-Sales for the Company. On October 21, 2004, Mr. Butts was elected President and Chief Operating Officer of the Company. Mr. Butts is a member of the Company’s Executive Committee, which is a management committee, not a committee of directors.

     D. Michael Cockrell has served, since 1993, as Treasurer and Chief Financial Officer for the Company. Prior to 1993, Mr. Cockrell was a shareholder and member of the law firm Wise Carter Child & Caraway of Jackson, Mississippi. Mr. Cockrell is a member of the Company’s Executive Committee, which is a management committee, not a committee of directors.

Committees of the Board of Directors and Attendance at Meetings

     As of the date of this Proxy Statement, the Company’s Board of Directors had appointed three standing committees, which are the Audit Committee, the Nominating and Governance Committee and the Compensation Committee. Copies of the charters of each standing committee are available on the Company’s website at www.sandersonfarms.com.

     During the fiscal year ended October 31, 2004, the Board of Directors met six times, the Audit Committee met 5 times, the Nominating and Governance Committee met 3 times, and the Compensation Committee met 4 times, in each case including meetings of predecessor committees. Each incumbent director attended at least 75% of the total of (i) all of the Board of Directors meetings held during the period for which he or she was a director and (ii) all of the meetings held by the committees of the Board of which he or she was a member during the period in which he or she served. The Board of Directors requires all directors to attend the Company’s annual meetings of stockholders, and all directors attended the 2004 annual meeting.

     The Nominating and Governance Committee became a standing committee in January 2004, and its charter was adopted in February 2004. The charter is posted on the company’s website at www.sandersonfarms.com. Prior to January 2004, special nominating committees were appointed annually or nominations were considered by the full Board of Directors. As did its predecessors, the Nominating and Governance Committee meets regularly to consider nominees for directors. It also considers other corporate governance matters that affect the Company, such as the structure and membership of the committees of the Board of Directors. The nominees for directors are proposed to the committee by various sources, including other members of the full Board of Directors. The committee met four times during fiscal 2004, with all members present for three meetings and a majority present for the fourth meeting. The members of this committee are Directors Livingston (Chairperson), Baker, Hogan, Pittman, Ritter, Taylor and Zacharias, all of whom are independent directors within the Nasdaq definition of independence and who constitute all of the independent directors. The committee met twice before the 2004 Annual Stockholders’ Meeting to consider nominees for the Board of Directors. At a Board meeting held February 26, 2004, following the 2004 Annual Stockholders’ Meeting, the committee recommended that the Board amend its bylaws to increase the number on the board to fifteen, and recommended that Ms. Hogan be appointed as a Class A director to fill one of the three vacancies created by increasing the board to fifteen members. The Board accepted both recommendations, and thereafter named Ms. Hogan a member of the Compensation Committee. The committee will consider any and all director candidates recommended by the Company’s stockholders, subject to procedures found in the Nominating and Governance Committee’s charter and as set forth below.

     The Nominating and Governance Committee will consider potential nominees for director proposed by its members, members of the Board of Directors, the Company’s stockholders and/or management.

     Stockholders who are not also members of the Company’s Board of Directors or management should submit notice of their proposed nominees for director in writing to the Nominating and Governance Committee at the Company’s general offices. That address is Post Office Box 988, Laurel, Mississippi 39441.

     Stockholders should include the following information in their written notice:

•	The stockholder’s name and address;

•	A representation that the stockholder is a holder of record or a beneficial owner (in which case evidence of such beneficial ownership must be submitted if requested by the Nominating and Governance Committee) of shares of the Company as of the date of the notice;

•	The name, age, business and residence addresses, and principal occupation and experience of each proposed nominee;

•	Such other information regarding each proposed nominee that the stockholder wishes the Nominating and Governance Committee to consider;

•	The consent of each proposed nominee to serve as director of the Company if elected; and

•	A representation signed by each proposed nominee that states that such proposed nominee meets all of the qualifications set forth in Article IV of the Company’s bylaws, which requires that directors must be at least 21 years old and citizens of the United States.

     Persons wishing to propose nominees for consideration at the Company’s annual meeting of stockholders must submit notice of their proposed nominee to the Nominating and Governance Committee no later than September 15 of the year prior to the annual meeting.

     Anyone proposing nominees to the Nominating and Governance Committee should consider the minimum qualifications, skills and qualities that the Nominating and Governance Committee believes are necessary for a director of the Company, as follows:

•	significant business experience in production, preferably related to agriculture, or in marketing, finance, accounting or other professional disciplines;

•	prominence and a highly respected reputation in his or her profession;

•	a global business and social perspective;

•	a proven record of honest and ethical conduct, personal integrity and good judgment;

•	concern for the long-term interests of stockholders; and

•	significant time available to devote to Board activities and to enhance his or her knowledge of the Company’s industry.

     Nothing in the committee’s policy is intended to preclude a stockholder from nominating persons for election as directors from the floor at any annual or special meeting of stockholders called for that purpose by following the advance notification procedures set forth in Article III, Section 9 of the Company’s bylaws. These procedures are described under “STOCKHOLDER PROPOSALS, Procedure” in this Proxy Statement.

     The Nominating and Governance and Compensation Committees’ charters are available on the Company’s website at www.sandersonfarms.com.

Communications Between Stockholders and the Board of Directors

     At its meeting held October 21, 2004, the Board of Directors adopted a formal procedure that stockholders may follow to send communications to the Board. Stockholders may send communications to the Board by writing to:

Internal Audit Department
Sanderson Farms, Inc.
P. O. Box 988
Laurel, MS 39441-0988

     Stockholders desiring to send a communication to the full Board of Directors should mark the envelope “Attention: Board of Directors.” Envelopes intended for a committee of the Board should be marked to the attention of the particular committee. Stockholders may also communicate with directors who are “independent directors” under the rules of the Nasdaq Stock Market, Inc., by marking the envelope “Attention: Independent Directors” at the address given above.

     All communications received by the Corporation will be forwarded as addressed on a quarterly basis, unless management determines by individual case that a communication should be forwarded more promptly. However, any stockholder communication concerning employee fraud or accounting matters will be forwarded as addressed, with a copy to the Audit Committee, immediately upon receipt.

Audit Committee Report

     To the extent provided by Item 7(d)(3)(v) of Regulation 14a-101 of the Securities and Exchange Commission (SEC), this section shall not be deemed to be proxy “soliciting material” or to be “filed” with the SEC or subject to its proxy regulations or to the liabilities of section 18 of the Exchange Act.

     The function of the Audit Committee is, among other things, to appoint or replace the independent auditors, to review the scope of the independent auditors’ audit, to review the Company’s major accounting and financial reporting policies and practices and systems for compliance with applicable statutes and regulations, and to review the Company’s internal auditing functions. The members of the Audit Committee are Messrs. Ritter (Chairperson), Livingston and Zacharias. The Audit Committee met five times during fiscal 2004 with all members present at each meeting.

     The Audit Committee has reviewed and discussed the audited financial statements with management, and the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). SAS 61 requires the independent auditor to provide the Audit Committee with information regarding the scope and results of an audit that may assist the Audit Committee in overseeing management’s financial reporting and disclosure process. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent accountants the independent accountants’ independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended October 31, 2004 be included in the Company’s Annual Report on Form 10-K for such fiscal year for filing with the SEC.

     The Audit Committee recommended, and the Board of Directors approved, amendments to the Audit Committee charter at a meeting held on February 26, 2004. The revised charter is attached to this Proxy Statement as Exhibit A. The Audit Committee expects to consider additional amendments to its charter at its meeting to be held January 27, 2005, and from time to time thereafter, to keep the charter in compliance with applicable requirements and sound corporate governance practices.

     The Board of Directors has determined that each member of the Audit Committee (and, in addition, each member of the Compensation Committee and Nominating and Governance Committee) is independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers).

     By the Audit Committee:

Charles W. Ritter, Jr., Chairman
Phil K. Livingston
Donald W. Zacharias

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company’s directors, officers and persons who own more than 10% of the outstanding common stock of the Company, to file with the SEC reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. Based solely on a review of written information provided by such persons, the officers, directors and greater than 10% stockholders of the Company are in compliance with all Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

     The following table sets forth the cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during the fiscal years indicated, to the named executive officers.

Summary Compensation Table

					Long-term
					Compensation
	Annual Compensation				Awards
					Securities
				Other Annual	Underlying	All Other
		Salary	Bonus	Compensation	Options/	Compensation
Name and Principal Position	Year	($)	($)	($) (1)	SARs (#)	($) (2)
Joe F. Sanderson, Jr.	2004	786,768	655,640	29,189	-0-	17,326
Chairman of the Board and	2003	706,776	706,776	41,041	-0-	14,712
Chief Executive Officer(3)	2002	671,458	528,683	18,252	105,386	10,346
D. Michael Cockrell	2004	318,282	185,665	1,110	-0-	17,326
Treasurer and	2003	296,944	207,861	-0-	-0-	14,712
Chief Financial Officer	2002	267,328	149,235	1,566	18,000	10,346
Lampkin Butts	2004	284,048	165,695	-0-	-0-	17,326
President and	2003	265,740	186,018	-0-	-0-	14,712
Chief Operating Officer(4)	2002	242,300	135,263	992	18,000	10,346
James A. Grimes	2004	156,488	65,203	-0-	-0-	12,945
Secretary	2003	150,724	75,362	-0-	-0-	11,084
	2002	143,248	57,120	-0-	7,500	8,793

     (1) The amounts in the “Other Annual Compensation” column represent, among other things, (A) costs of personal use of Company aircraft for Mr. Sanderson in the amounts of $10,537 for fiscal 2002, $29,979 for fiscal 2003, and $19,260 for fiscal 2004, for Mr. Butts in the amount of $992 for fiscal 2002 and for Mr. Cockrell in the amount of $1,566 for fiscal 2002 and $1,110 for fiscal 2004; (B) amounts reimbursed for estimated income tax liability related thereto for Mr. Sanderson in the amounts of $7,415 for fiscal 2002, and $10,762 for fiscal 2003, and $9,629 for fiscal 2004; and (C) amount paid on behalf of Mr. Sanderson for income tax services in the amount of $300 for each year.

     (2) The amounts in the “All Other Compensation” column represent the value of the contribution made by the Company to the accounts of the named executive officers under the Company’s Employee Stock Ownership Plan, the amounts of matching contributions made to the named executive officers’ accounts in the Company’s 401(k) plan and payments by the Company on behalf of each named executive officer for term life insurance.

     All employees of the Company, including executive officers, participate in the Company’s ESOP. The Company contributed $7.0 million to the ESOP in fiscal 2004, contributed $4.0 million in fiscal 2003, and $2.5 million in fiscal 2002. Allocations to the named executive officers’ accounts for the fiscal year 2004 were $10,272 for each of Messrs. Sanderson, Cockrell and Butts, and $8,037 for Mr. Grimes, which allocations were made during fiscal 2005 but are included in the table as fiscal 2004 compensation. Allocations to the named executive officers’ accounts for the fiscal year 2003 were $6,708 for each of Messrs. Sanderson, Cockrell and Butts, and $5,055 for Mr. Grimes, which allocations were made during fiscal 2004, but are included in the table as fiscal 2003 compensation. Allocations to the named executive officers’ accounts for the fiscal year 2002 were $3,927 for each of Messrs. Sanderson, Cockrell and Butts, and $3,309 for Mr. Grimes, which allocations were made during fiscal 2003, but are included in fiscal 2002 compensation.

     The Company began matching employee contributions to the Company’s 401(k) plan in July 2000. The amounts in the “All Other Compensation” column include matching contributions for Mr. Sanderson in the amounts of $6,233 for fiscal 2002, $7,800 for fiscal 2003 and $6,850 for fiscal 2004; for Mr. Cockrell in the amounts of $6,233 for fiscal 2002, $7,800 for fiscal 2003 and $6,850 for fiscal 2004; for Mr. Butts in the amounts of $6,233 for fiscal 2002, $7,800 for fiscal 2003 and $6,850 for fiscal 2004; and for Mr. Grimes in the amounts of $5,298 for fiscal 2002, $6,029 for fiscal 2003 and $4,704 for fiscal 2004.

     Beginning November 1, 2001, the Company began paying premiums on term life insurance policies for all employees who participate in the Company’s health benefit plan. The death benefit under these policies for all salaried employees is an amount equal to such employee’s annual salary, up to a maximum of $100,000 and a minimum of $50,000. During fiscal 2002, the amount paid on behalf of each named executive officer totaled $186. During fiscal 2003, the amount paid on behalf of each named executive officer totaled $204. During fiscal 2004, the amount paid on behalf of each named executive officer totaled $204.

     (3) Mr. Sanderson also served as President until October 21, 2004.

     (4) Prior to October 21, 2004, when Mr. Butts was elected to the office shown, he served as Vice President-Sales.

Option Grants for Fiscal 2004

     There were no stock options granted during fiscal 2004.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End

Aggregated Option/SAR Values

     The following table sets forth the value at October 31, 2004 of unexercised options and phantom stock rights for each of the named executive officers.

	Shares		Number of Securities
	Acquired		Underlying Unexercised		Value of Unexercised
	on	Value	Options/SARs at		In-the-Money Options/SARs
	Exercise	Realized	Fiscal Year-End (#)		at Fiscal Year-End ($)
Name	(#)*	($)*	Exercisable	Unexercisable	Exercisable	Unexercisable
Joe F. Sanderson (1)	216,894	6,398,576	39,520	79,040	834,004	1,668,007
D. Michael Cockrell (2)	10,124	397,753	13,500	16,313	321,531	342,243
Lampkin Butts (3)	12,374	550,802	6,750	16,313	135,832	342,243
James A. Grimes (4)	25,312	1,060,924	2,812	8,439	56,587	183,792

*	Includes conversion of shares of Phantom Stock in the following amounts: 28,125 shares for Mr. Sanderson and 6,750 for Mr. Butts. Conversions of Phantom Stock were paid by the Company in cash, and no shares of the Company’s common stock were issued in connection with those conversions.

(1)	As of January 4, 2005, Mr. Sanderson’s options consist of the following:

•	118,560 shares granted on October 24, 2002, at $11.38667 per share, expiring October 23, 2012, of which 39,520 are exercisable.

(2)	As of January 4, 2005, Mr. Cockrell’s options consist of the following:

•	6,750 shares granted on April 22, 2000 under the Company’s Phantom Stock Agreement, at 4.97917 per share, expiring April 21, 2010, all of which are exercisable.

•	2,813 shares granted on April 27, 2001, at $7.40 per share, expiring April 26, 2011, of which none are exercisable.

•	20,250 shares granted on July 25, 2002, at $12.36667 per share, expiring July 24, 2012, of which 6,750 are exercisable.

(3)	As of January 4, 2005, Mr. Butts’s options consist of the following:

•	2,813 shares granted on April 27, 2001, at $7.40 per share, expiring April 26, 2011, none of which are exercisable.

•	20,250 shares granted on July 25, 2002, at $12.36667 per share, expiring July 24, 2012, 6,750 of which are exercisable.

(4)	As of January 4, 2005, Mr. Grimes’s options consist of the following:

•	2,813 shares granted on April 27, 2001, at $7.40 per share, expiring April 26, 2011, of which none are exercisable.

•	8,438 shares granted on July 25, 2002, at $12. 36667 per share, expiring July 24, 2012, of which 2,812 are exercisable.

Directors’ Fees

     During fiscal 2004, directors who were not also officers or employees of the Company received a fee of $6,000 per Board of Directors meeting attended plus an annual stipend of $10,000. Committee members also received a fee of $6,000 per committee meeting attended, if those committee meetings were not held in connection with a meeting of the full Board of Directors. Effective November 1, 2004, directors who are not also officers or employees of the Company will receive a fee of $6,000 per Board of Director meeting attended plus an annual stipend of $20,000. Board members who are also a chairperson of a Board committee will receive an additional fee of $1,000 for each Board of Directors meeting attended.

     Directors will be eligible to receive awards under the proposed Stock Incentive Plan that is described under “APPROVAL OF THE STOCK INCENTIVE PLAN” below. The Nominating and Governance Committee has recommended to the Board of Directors that it adopt a program to award share purchase rights under the Stock Incentive Plan, if the Stock Incentive Plan is approved at the Annual Meeting, and that directors participate in such program. Share purchase rights would allow non-employee directors to forego a portion of their meeting fees and annual stipend (and would allow directors who are also officers or employees of the Company to forego a portion of their compensation), and to have such amounts applied to acquire common stock of the Company for their individual accounts. The Nominating and Governance Committee has recommended that the Board authorize a 25% Company match of director compensation used to purchase Company common stock under the share purchase program. The Nominating and Governance Committee has also recommended a three-year vesting schedule on all Company matches made under such a share purchase program. The Board of Directors expects to adopt a share purchase program at its meeting on February 17, 2005, if the proposed Stock Incentive Plan is approved at the Annual Meeting.

Report on Executive Compensation; Compensation Committee Interlocks; and Insider Participation

     The Board established a standing Compensation Committee in January 2004. Previously, compensation for the chief executive officer (CEO) was recommended annually to the Board of Directors by a specially appointed compensation committee consisting of independent directors. The standing Compensation Committee’s charter was adopted in February 2004 and is posted on the Company’s website at www.sandersonfarms.com. Under it, the committee sets the compensation for the CEO and recommends to the full board the compensation for the Company’s other executive officers, who are its President and Chief Operating Officer (COO), its Chief Financial Officer (CFO), and its Corporate Secretary. The Compensation Committee set the CEO’s fiscal 2005 compensation at its meetings held in October and December 2004. In determining the total compensation package for the executive officers, the committee considered the recommendations of an outside consultant specializing in the study of such matters.

     Generally, because of the cyclical nature of the Company’s business, executive officer compensation, including the compensation of the CEO, is not directly related to factors such as profitability, sales growth, return on equity or market share. In especially profitable years, the Company may award bonuses, as described below.

     The components of the annual compensation paid to the CEO, CFO, COO and Secretary are as follows: (i) base salary; (ii) a bonus calculated pursuant to the provisions of the Company’s Bonus Award Program; (iii) stock option awards made under the Company’s Stock Option Plan; and (iv) allocation of contributions made by the Company to the respective accounts of the CEO, CFO, COO and Secretary under the ESOP.

     Base salaries for executive officers of the Company are originally fixed using a comparison of similarly situated officers of other poultry companies. However, the Company does not target the base salaries of its executive officers at any particular point in the range established by that comparison. Also taken into account are benefits, years of service, responsibilities, Company growth, future plans and the Company’s current ability to pay. Periodic increases in base salary are based on evaluations of the executive officers’ past and current performance, as well as current market conditions and the Company’s ability to pay. In addition, in accordance with the Company’s Wage and Salary Administration manual in effect since 1979, the base salary of each salaried employee of the Company, including the executive officers, is increased on January 1 of each year to reflect cost of living increases, provided that the Company is in a financial position to make an increase. In January 2002, the base salary of all salaried employees of the Company, including the executive officers, was increased for the cost of living adjustment by 1.5%. The cost of living increase for 2003, which took effect January 1, 2003, was 1.0%. The cost of living increase for 2004, which took effect on January 1, 2004, was 1.5%. The cost of living increase for 2005, which took effect on January 1, 2005, was 2.0%.

          The following table shows the base salaries of the executive officers for fiscal 2005:

Executive Officer	Base Salary
Joe F. Sanderson, Jr., CEO	$850,000
Lampkin Butts, COO	$420,000
D. Michael Cockrell, CFO	$360,000
James A. Grimes, Secretary	$175,000

     The executive officers of the Company are participants in the Company’s Stock Option Plan and have received awards of stock options from time to time since the plan was adopted by the full Board of Directors and approved by the shareholders in 1993. The Board of Directors also approved the award of phantom stock to certain of the Company’s executive officers and key employees on April 21, 2000, pursuant to Phantom Stock Agreements of the same date which comprise the Company’s Phantom Stock Plan. The Phantom Stock Plan was approved by the stockholders on February 28, 2002. The timing and amount of awards under the Stock Option Plan and pursuant to the Phantom Stock Plan are determined by the full Board of Directors of the Company, and are based on factors such as years of service, responsibilities, individual performance and long-term incentives awarded to similarly situated officers and executives of other poultry companies.

     The CEO, CFO, COO and Secretary are participants in the Company’s Bonus Award Program, which covers all salaried employees of the Company. The amounts payable to all salaried employees, including the executive officers, are based on the Company’s financial performance and its operating performance relative to other companies in the industry. The bonus for the CEO, CFO, COO and Secretary is calculated by multiplying such person’s average monthly salary by 12 and multiplying that product by a percentage ranging from 25% to 100% for the CEO, and from 17.5% to 70% for the CFO, COO and Secretary, depending on the performance of the Company. Beginning in fiscal 2005, the bonus for the CFO and COO will, when a bonus is earned, be calculated by multiplying such person’s average monthly salary by 12 and multiplying that product by a percentage ranging from 25% to 100%, depending on the performance of the company. Bonuses were paid in January 2002 for fiscal 2001, were paid in January 2003 for fiscal 2002, and were paid in January 2004 for fiscal 2003. Bonuses for fiscal 2004 were paid in fiscal 2005.

     For income tax purposes, the Company may not deduct the portion of compensation that is in excess of $1 million paid in a taxable year to any one of certain employees, generally its CEO, CFO, COO and Secretary, unless that compensation qualifies as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended. Certain compensation that may be used by the Company, such as the Bonus Award Program and certain awards that the Company would have discretion to issue under the proposed Stock Incentive Plan (if it is approved by stockholders and adopted by the Board), does not qualify as “performance-based compensation.” While the Compensation Committee generally strives to structure employee compensation in order to preserve maximum deductibility, the Compensation Committee may from time to time make non-performance based awards that would vest and result in the recognition of income to an employee in a taxable year such that the $1 million limit would be exceeded, resulting in a loss of deductibility. The Company does not anticipate, however, that compensation for any employee under the Company’s current plans or compensation program, or under the proposed Stock Incentive Plan, would result in a material loss of tax deductions.

     In addition, all executive officers participate in the Company’s Employee Stock Ownership Plan, which covers all employees of the Company. Allocations to the executive officers under this plan are made on the same basis as allocations to all other participants. On October 31, 2004, the Company made a contribution to the ESOP in the amount of $7.0 million for fiscal 2004, which contribution was allocated to the accounts of participants during fiscal 2005. On October 31, 2003, the Board of Directors authorized a contribution to the ESOP in the amount of $4.0 million, which contribution was allocated to the participants’ accounts during fiscal 2004. On October 31, 2002, the Board of Directors authorized a contribution to the ESOP in the amount of $2.5 million, which contribution was allocated to the participant’s accounts during fiscal 2003.

     The Compensation Committee has recommended that, if the stockholders approve the proposed Stock Incentive Plan at the Annual Meeting and the Board of Directors thereafter adopts the Plan, the Board of Directors award restricted stock under the Stock Incentive Plan to executive officers and adopt under the Stock Incentive Plan a program to award share purchase rights (as described under “Directors’ Fees” above) in which executive officers and other key employees would also be permitted to participate. The share purchase program would allow executive officers and other key employees to forego a portion of their annual cash compensation and/or bonuses earned under the Company’s Bonus Award Plan, and to have those amounts applied to purchase common stock of the Company for their individual accounts. The Compensation Committee also recommended to the Board that the Company match 25% of each such employee’s compensation used to purchase common stock under the share purchase program, with such match to be used to purchase additional Company common stock for his or her account. A three year vesting period would apply to such additional stock. The grant of restricted stock as recommended by the Compensation Committee would not vest unless the recipient remains in the employ of the Company for 10 years after the award, with exceptions that apply to death, permanent disability and retirement of the recipient and a change in control of the Company. The Compensation Committee has recommended that restricted stock awards be made as shown in the table under the heading “APPROVAL OF THE STOCK INCENTIVE PLAN, Proposed 2005 Awards.” Any such awards would be made pursuant to an award agreement that would specify the terms and conditions applicable to the award, as determined by the Board of Directors or its Compensation Committee.

     The members of the Compensation Committee are listed at the end of this section. Each of them is independent within the meaning of applicable Nasdaq rules and they constitute all of the independent directors. During fiscal 2004, and at the present time, none of the Company’s executive officers served on the board of directors of any entity whose directors or officers serve on the Company’s Compensation Committee. No current or past executive officers of the Company or its subsidiaries serve on the Compensation Committee.

     By the Compensation Committee:

Phil K. Livingston, Chairman
John H. Baker, III
Beverly Wade Hogan
Gail Jones Pittman
Charles W. Ritter, Jr.
Rowan H. Taylor
Donald W. Zacharias

Performance Graph

     The following graph presents a comparison of the five year cumulative total stockholder return among the Company, the NASDAQ Composite Index, and a group of peer companies. The peer group consists of the following companies: Cagles, Inc., Pilgrim’s Pride, Inc. and Tyson Foods, Inc. (the “Peer Group Index”). The Company selected the Peer Group Index because the return reflected in the Peer Group Index presents stockholders with a comparison of total stockholder return with other publicly held companies in our industry.

	Year Ended October 31
	1999	2000	2001	2002	2003	2004
Sanderson Farms, Inc.	100	72	141	198	390	553
NASDAQ Stock Market (U.S.)	100	131	51	45	60	64
Peer Group	100	74	74	74	100	112

INDEPENDENT AUDITORS

     Ernst & Young LLP, New Orleans, Louisiana, were the independent auditors for the Company during the fiscal year ended October 31, 2004. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement at the meeting if he desires to do so, and will be available to respond to any appropriate questions.

     Fees related to services performed for the Company by Ernst & Young LLP in fiscal years 2004, 2003 and 2002 are as follows:

	2002	2003	2004
Audit Fees	$158,400	$161,300	$186,600
Audit-Related Fees	20,000	64,500	46,300
Tax Fees	39,800	59,000	65,200
All Other Fees	0	0	0

Total	$218,200	$284,800	$298,100

     “Audit Fees” include amounts paid for the audit of the Company’s annual financial statements and reviews of the financial statements included in the Company’s Forms 10-Q and other regulatory filings. “Audit-Related Fees” include fees for the audit the Company’s benefit plans and accounting consultations related to financial accounting and reporting standards, and “Tax Fees” consists of amounts paid for tax compliance, advice and planning, which include the preparation and filing of required federal and state income and other tax forms. The Audit Committee has considered whether the provision of services by Ernst & Young LLP for the Company other than audit services is compatible with maintaining Ernst & Young LLP’s independence, and has concluded that it is compatible.

     The Audit Committee preapproves all auditing services and permitted non-audit services (including the fees and terms of those services) to be performed for the Company by its independent auditor prior to engagement, subject to the de minimus exceptions for non-audit services permitted by the Securities Exchange Act of 1934 which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees of one or more Audit Committee members, including authority to grant preapprovals of audit and non-audit services, provided that any decision of that subcommittee to grant preapproval is presented to the full Audit Committee at its next scheduled meeting.

     The Audit Committee of the Company’s Board of Directors has selected the firm of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ended October 31, 2005. Stockholder approval and ratification of this selection is not required by law or by the By-Laws of the Company. Nevertheless, the Board has chosen to submit it to the stockholders for their approval and ratification as a matter of good corporate practice. Of the shares represented and entitled to vote at the Annual Meeting (whether in person or by proxy), more votes must be cast in favor of than votes cast against the proposal to ratify and approve the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ended October 31, 2005, in order for this proposal to be adopted. The Proxyholder named in the accompanying proxy card will vote FOR the foregoing proposal unless otherwise directed therein. Abstentions will not be counted either as a vote FOR or as a vote AGAINST the proposal to ratify and approve the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ended October 31, 2005. Broker non-votes will be treated as not present for purposes of calculating the vote with respect to the foregoing proposal, and will not be counted either as a vote FOR or AGAINST or as an ABSTENTION with respect thereto. If more votes are cast AGAINST this proposal than FOR, the Board of Directors will take such decision into consideration in selecting independent auditors for the Company.

     The Board of Directors recommends a vote FOR the approval and ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ended October 31, 2005.

APPROVAL OF THE STOCK INCENTIVE PLAN

     On December 2, 2004, the Board of Directors approved the form of, and recommended that, the Sanderson Farms, Inc. and Affiliates Stock Incentive Plan (the “Plan”) be submitted to the Stockholders of the Company for approval. The Plan is intended to (i) align closely the long term financial interests of management with the Company’s stockholders, (ii) provide management with an equity ownership in the Company commensurate with Company performance, (iii) attract, motivate and retain key employees and non-employee directors, and (iv) provide incentive to management for continuous employment with the Company.

     The Company currently has in place an Amended and Restated Stock Option Plan that was first approved by the shareholders in 1993 and periodically amended and restated through February 28, 2002 (the “Prior Plan”). The Prior Plan has been used from time to time by the Board of Directors to reward certain key management employees. No stock options have been granted under the Prior Plan during the last two fiscal years. The proposed Plan would grant the Board broad flexibility in designing and granting other stock-based incentives, the value of which is based in whole or in part on the value of shares of the Company’s common stock (“Shares”), in addition to stock options.

Eligibility; Administration

     Executive officers and other key employees (including employees who are also directors) of the Company and its subsidiaries who occupy responsible managerial and professional positions and who have the capability of making substantial contributions to the success of the Company, and members of the Board who are non-employees (“Non-Employee Directors”), may be selected by the Board to receive benefits under the Plan. Currently there are four executive officers, forty-three other key employees and 10 Non-Employee Directors who would be eligible to receive awards.

     Subject to the terms of the Plan, the Board has the discretion to determine the terms of each award granted under the Plan and to administer and interpret the Plan and all related documents and agreements. The Plan provides that the Board may delegate to a committee consisting of “non-employee directors” and “outside” directors some or all of its authority under the Plan. It is anticipated that the Compensation Committee, which consists exclusively of outside, independent board members, will be delegated some or all of the Board’s authority in this regard. References below to the Board include its Compensation Committee to the extent of any such delegation.

Types of Awards

     The Plan would allow the Board to grant the following types of awards:

     Stock Options. Stock options entitle the holder to purchase Shares, upon exercise of the option on a date within the specified option term, at a specified exercise price. Stock options granted under the Plan may be options that are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or “non-qualified stock options”, that are not intended to so qualify. To qualify as an incentive stock option, the exercise price must be no less than 100% of the fair market value of the Shares on the date of grant (110% for option holders who own more than 10% of the Company’s voting power), and the term during which the option is exercisable must not exceed 10 years (5 years for option holders who own more than 10% of the voting power). To the extent that the aggregate fair market value of the Shares underlying incentive stock options (valued as of the dates of option grant) which are exercisable by an option holder for the first time during any calendar year exceeds $100,000, such options shall not qualify as incentive stock options.

     Options granted under the Plan may specify that the option price is payable (i) in cash, (ii) cash equivalents approved by the Board, (iii) by the transfer to the Company of previously acquired Shares, (iv) with any other consideration that the Board determines to be consistent with the Plan and applicable law, or (v) by any combination of the foregoing methods. The Board may also allow cashless exercises to the extent permitted by applicable law.

     Stock Appreciation Rights. Stock appreciation rights entitle the holder to receive a payment equal to the “spread” between the exercise price of the right and the fair market value of the Shares subject to the right on the date of exercise. The Board may grant stock appreciation rights in tandem with an option granted under the Plan or independently of an option. Tandem stock appreciation rights are subject to the same terms and conditions as the options to which they relate and exercise of a tandem stock appreciation right will require the holder to surrender the related option. Any payment pursuant to the exercise of stock appreciation rights may be paid in cash, Shares or any combination thereof, in the Board’s discretion; provided, however, that current guidance issued with respect to recently enacted provisions of the Code governing “non-qualified deferred compensation plans” such as the Plan, with which stock appreciation rights granted pursuant to the Plan must comply, requires that payments pursuant to stock appreciation rights be made in Shares only.

     Restricted Stock. An award of restricted stock involves the immediate transfer by the Company to the recipient of a specific number of Shares the full benefit of which is subject to restrictions intended to make the Shares subject to a “substantial risk of forfeiture” within the meaning of the Code during a specified restriction period. Restricted stock may be awarded in consideration of the performance of past services or as an incentive for future services that will contribute materially to the successful operation of the Company. The Board must set forth the terms of any award of restricted stock, including the purchase price (if any) to be paid for the restricted stock, the restrictions applicable to such grant or vesting requirements, the length of the restriction period, and the rights of the recipient to vote or receive dividends with respect to the Shares during any restriction period, in a share purchase agreement. The Board may also specify performance measures (as discussed below) the achievement of which, and circumstances the occurrence of which, will result in termination or early termination of the restrictions applicable to such Shares.

     Restricted Stock Units. Restricted stock units are like restricted stock except that Shares are not issued immediately. Rather, the recipient is entitled to purchase or to receive a number of Shares, or cash equal to the fair market value of such Shares (or an equivalent combination of Shares and cash), on a specified date, subject to such specified conditions, terms and restrictions as determined by the Board. The Board may provide for the recipient of restricted stock units to receive dividends or dividend equivalents on such terms as it may determine and set forth in the related restricted stock unit agreement.

     Performance Shares. Performance shares represent the right to receive an amount determined by reference to Share value, payable in cash or Shares or a combination thereof, upon the attainment of set performance measures within a specified time period as determined by the Board and set forth in the related performance share agreement. Any grant of performance shares may be further conditioned upon any restrictions deemed appropriate by the Board.

     Phantom Stock Units. A phantom stock unit entitles the holder to convert a vested unit into property with a value equal to the difference between the “award value” (which shall be the fair market value of a Share as of the date of grant of the unit) and the fair market value of a Share on the conversion date. The Board must set forth in a phantom stock agreement the terms of any such grant including the vesting schedule, the period during which the units must be converted, the award value and the form and timing of payments. The Board has broad discretion in determining these matters, but the terms of any phantom stock units must comply with recently enacted provisions of the Code governing “non-qualified deferred compensation plans.”

     Share Purchase Rights. Share purchase rights allow the recipients to forego the receipt of all or a portion of cash compensation (including bonuses and, in the case of Non-Employee Directors, annual retainers) and to receive such compensation in the form of Shares or restricted stock units. The terms, conditions and restrictions of share purchase rights and any Shares or restricted stock units purchased pursuant thereto, as determined by the Board, are to be set forth in a share purchase agreement. The Board is permitted to obligate the Company to match a portion of the compensation so deferred on such terms and conditions as determined by the Board and set forth in the share purchase agreement.

     Other Stock-Based Awards. Other stock-based awards, the value of which is based in whole or in part on the value of Shares, may be granted to eligible recipients in such amounts and upon such terms as are consistent with the Plan and as determined by the Board.

     Tax Benefit Rights. A tax benefit right entitles its recipient to receive from the Company cash in an amount not to exceed the product of the ordinary income, if any, which the recipient may realize as the result of the grant, exercise or vesting of any of the awards described above (including any income realized as a result of the tax benefit right) multiplied by the then applicable highest combined federal and state tax rate for individuals. A tax benefit right is subject to such terms as the Board may determine.

Performance Measures

     The Plan provides that, with respect to certain awards, the Board may make the degree of payout and/or vesting dependent upon the attainment of certain “performance measures” set forth in the Plan. Performance measures may be established on an absolute basis or relative to a group of peer companies selected by the Board, relative to internal goals or relative to levels attained in prior years. Any performance measures intended by the Board to qualify an award under the Plan as “performance-based compensation” under Section 162(m) of the Code shall be limited to the attainment of specified levels of or certain targets related to one or more of the following performance goals, as determined by the Compensation Committee: earnings, earnings per share, consolidated pre-tax earnings, net earnings, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), gross margin, revenues, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets, return on capital employed, total stockholder return, profit, economic profit, capitalized economic profit, after-tax profit, pre-tax profit, cash flow measures, cash flow return, sales, sales volume, inventory turnover ratio, stock price, cost, and/or unit cost. Except in the case of an award intended to qualify under Section 162(m) of the Code, the Board may establish other performance measures as the Board deems appropriate or equitable. The Board may adjust the performance measures or the degree to which they must be attained as set forth in any award in recognition of unusual or nonrecurring events affecting the Company or its financial statement or changes in applicable law or accounting principles, except that, in the case of any awards intended to qualify under Section 162(m) of the Code, any adjustment must comply with that section.

Shares Available

     The aggregate number of Shares that may be awarded under the various categories of incentive awards under the Plan, including those awards outstanding under the Prior Plan, is 2,250,000, the same as under the Prior Plan. There are currently 1,125,000 Shares remaining available to be issued under the Prior Plan. Upon adoption of the proposed Plan, no additional awards may be made under the Prior Plan. The proposed Plan provides that: no more than 562,500 Shares may be granted in the form of restricted stock; the aggregate number of incentive stock options that may be issued under the Plan and the Prior Plan is 2,250,000; the maximum number of stock options and stock appreciation rights that may be granted to any one participant in any one calendar year is 500,000; and the maximum number of all other awards that may be granted in any one calendar year to any one participant is the higher of (i) 200,000 and (ii) the number of Shares obtained by dividing 5,000,000 by the fair market value of a Share on the respective dates of grant.

     The following rules determine the number of Shares that are counted as used for awards under the proposed Plan and therefore reduce the Shares remaining available for awards under the proposed Plan:

•	All Shares issued, including any Shares withheld for tax withholding purposes, are counted when an option is exercised for cash.

•	Only the Shares actually issued, including Shares withheld, are counted upon exercise of a stock appreciation right.

•	Only the net Shares issued, including Shares withheld, are counted when the participant tenders his or her own Shares to pay for all or a portion of Shares issuable upon exercise of an option, and the tendered Shares will again become available for awards if they were issued upon the earlier exercise of an option.

•	If Shares subject to an award are not issued, or are issued under the proposed Plan or the Prior Plan but are later reacquired by the Company for such reasons as forfeiture or repurchase of Restricted stock or termination, expiration or cancellation of an option, such Shares again become available for use under the proposed Plan.

•	The Shares underlying each award of a stock appreciation right, restricted stock unit, performance share, phantom stock unit, other stock-based award or share purchase right count as Shares used under the proposed Plan, but only to the extent such award permits settlement in Shares or, in the case of restricted stock units and phantom stock units, is actually settled in Shares.

•	If the exercise of a stock appreciation right causes a related stock option to terminate, then the Shares issuable upon exercise of that option shall again be available for award under the proposed Plan.

     The Board may make appropriate adjustments to the number of Shares available for issuance under the Plan or any award (as well as the other terms of an award) in response to changes in corporate capitalization, certain corporate transactions or certain other changes in the Company’s corporate structure in order to preserve, but not to increase, the benefits intended to be provided to award recipients.

     The grant and/or exercise of certain awards, to the extent resulting in the issuance of Shares for less than their then fair market value, will be dilutive of the interests of other stockholders.

Other Terms

     Cancellation of Awards. The Board may provide in any award agreement that if the recipient of the award engages in any “detrimental activity” as defined in the Plan or the agreement during his employment with the Company or within two years thereafter, then the award to the extent not exercised or paid shall be cancelled or otherwise limited. In addition, with respect to any exercised or paid award, the recipient may be required to return to the Company the excess of the fair market value of the Shares subject to the Award as of the date of exercise or receipt over the total price paid by the recipient (if any) for such Shares. The Board has sole discretion to determine in good faith whether a recipient has engaged in “detrimental activity.”

     Rights as Stockholder, Transferability and Exercise Rights. Except as otherwise provided in the Plan or the applicable award agreement, (i) a holder of restricted stock shall have all of the rights of a stockholder with respect to such Shares, including the right to vote and receive dividends and other distributions, and (ii) a holders of any other award under the Plan shall have no rights as a stockholder with respect to any Shares underlying such award prior to the date of issuance of a certificate or certificates for such Shares.

     Incentive stock options (and stock appreciation rights issued in tandem therewith) are generally transferable by the holder only by will or under the laws of descent and distribution of the state in which the holder resided on the date of his death. Other awards under the Plan are transferable to the extent set forth in the Plan and the applicable award agreement. An incentive stock option (and any tandem stock appreciation right) is exercisable only by the holder thereof, by his guardian or legal representative or, after his death, by his executor or administrator or other person receiving the option by will or under the applicable laws of descent and distribution. Other awards under the Plan are exercisable as set forth in the Plan and the applicable award agreement.

     Change in Control. Subject to compliance with the requirements of recently enacted provisions of the Code governing “non-qualified deferred compensation plans” in the case of any award that constitutes “deferred compensation” within the meaning of those provisions, the Board may provide in the agreement for any award for automatic accelerated vesting, lapse of any restrictions and any other rights upon the occurrence of a “change in control” of the Company or upon the occurrence of other events as specified in the applicable agreement. A “change of control” is defined in the Plan to include the acquisitions by certain persons or more than 50 percent of the then outstanding Shares of the Company, certain specified business combinations, certain changes in the Company’s Board, or a complete liquidation or dissolution of the Company.

     Amendment and Termination of the Plan. The Board may at any time terminate or from time to time amend the Plan, provided that no such action shall adversely affect the rights of any holder of an outstanding award without that holder’s written consent. To the extent required by Section 162(m) of the Code if the Board deems it desirable to maintain compliance with its provisions, and to the extent otherwise required by applicable law, no amendment of the Plan shall be effective without stockholder approval. Under current law, the following amendments would require stockholder approval: (i) increasing the maximum number of Shares which may be used under the Plan (other than increases made to adjust for recapitalization or changes in corporate structure, as described above), (ii) extending the term of the Plan, or (iii) changing any Plan provisions relating to the class of employees who are eligible to receive awards under the Plan.

     The Board may, without consent of the stockholders or the affected holders, amend outstanding awards and the related agreements in response to changes in applicable law or in any manner not adverse to the affected holders and consistent with the terms of the Plan.

     No awards may be granted under the Plan later than ten years after stockholder approval of the Plan, but the Plan and all awards granted under the Plan prior to that date will remain in effect until such awards have been paid or terminated in accordance with their terms.

     Miscellaneous Provisions. The Plan also contains other provisions, including provisions concerning the right of the Board to make non-uniform determinations under the Plan and to impose requirements relating to stock exchange, governmental agency or other approvals as conditions to the grant or exercise of awards under the Plan.

          A copy of the proposed Plan is attached to this Proxy Statement as Exhibit B. The foregoing summary of the proposed Plan is necessarily not complete, and is qualified in its entirety by reference to the Plan itself.

Proposed 2005 Awards

     The Compensation Committee has recommended that the Board of Directors grant the following specified awards under the proposed Plan if the proposed Plan is approved by the stockholders and adopted by the Board. The following table summarizes these awards. For a description of the recommended awards, see “EXECUTIVE COMPENSATION, Directors’ Fees,” and “EXECUTIVE COMPENSATION, Report on Executive Compensation; Compensation Committee Interlocks; and Insider Participation.”

	Restricted Stock
	Number	Value (1)
Joe F. Sanderson, Jr., CEO	100,000	$4,166,000
Lampkin Butts, COO	20,000	$833,200
D. Michael Cockrell, CFO	20,000	$833,200
James A. Grimes, Secretary	10,000	$416,600
All Executive Officers (4 above persons)	150,000	$6,249,000
Other Key Employees (43 persons)	202,000	$8,415,320
Non-employee Directors (10 persons)	-0-	-0-

(1)	The value shown for restricted stock is the number of restricted stock times the market price of one Share of common stock on January 4, 2005. This value does not take into account the substantial discount attributable to the restrictions applicable to the Shares, which will include a 10-year vesting requirement.

     If the proposed plan is approved by the stockholders and adopted by the Board of Directors, awards under it will not require further stockholder approval. Consequently, stockholder approval of the recommended awards is not being sought and a vote in favor of the proposed Stock Incentive Plan will not constitute an implied vote in favor of the recommended awards under the proposed Plan.

Federal Income Tax Consequences

          The following is a summary of what the Company believes to be the likely federal income tax consequences to participants in the Plan who are United States taxpayers of the grant, vesting, exercise or disposition of awards and Shares underlying awards.

          Stock Options and Stock Appreciation Rights. A plan participant will not recognize taxable income for federal income tax purposes upon the grant of a nonqualified stock option, incentive stock option or stock appreciation right, and the Company will not be entitled to a deduction at that time.

          When a participant exercises a nonqualified stock option, he or she will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the Shares acquired on the date he or she exercises the option, over the total exercise price he or she paid for those Shares. If the participant later sells Shares he or she acquired pursuant to the nonqualified stock option, he or she will recognize either capital gain or loss equal to the difference between the proceeds of the sale of those Shares and the fair market value of those Shares on the date he or she exercised the option. Under current law, if the Shares sold were held for more than one year, then any gain will be taxed at the applicable long-term capital gains rate, which is generally more favorable to individuals than the tax rate applicable to short-term gains and ordinary income.

          In the case of an incentive stock option, the participant will not recognize any taxable income when he or she exercises the option. If, more than two years after the date of grant of an incentive stock option and more than one year after the transfer of the Shares to the participant, the participant sells or otherwise disposes of Shares he or she acquired when he or she exercised the option, the participant will recognize a long-term capital gain or loss on the difference between the proceeds of the sale or disposition and the total exercise price he or she paid for those Shares. However, if the participant disposes of the Shares sooner, then the portion of any gain equal to the difference between

•	the lower of:

•	the fair market value of the Shares on the date of exercise, or

•	the amount realized upon the disposition, and

•	the total exercise price paid for the Shares disposed of

will be treated as ordinary income in the year of disposition, and the remainder will be treated as capital gain in that year. Dispositions made prior to the expiration of these holding periods and which result in this adverse tax treatment are referred to as disqualifying dispositions.

          Upon the exercise of a stock appreciation right, the participant recognizes ordinary income equal to the amount by which the fair market value of a Share on the exercise date exceeds the exercise price of the stock appreciation right, multiplied by the number of Shares with respect to which the participant exercises his or her stock appreciation right. To the extent that the participant receives all or part of this amount in equivalent Shares of common stock rather than in cash, his or her basis in those Shares will equal their fair market value on the date of their acquisition.

          If a participant pays the exercise price of a nonqualified stock option with Shares he or she already owns, he or she will recognize no taxable income with respect to those Shares and to the same number of the new Shares he or she receives. An equal number of the new Shares he or she receives will have the same basis and holding period as the Shares that he or she surrenders. The fair market value of the number of Shares he or she receives in excess of the number of those he or she uses as payment will be included in his or her ordinary income as compensation. In addition, the basis in those excess Shares will be their fair market value and the holding period for those Shares will begin on the date of their acquisition.

          The tax treatment to the participant is generally the same with respect to previously owned Shares used to pay the exercise price of an incentive stock option and with respect to an equal number of Shares received in exchange. However, the participant will recognize no taxable income on receipt of any excess Shares and his or her basis in those Shares will be zero. Nevertheless, if the participant uses Shares previously received pursuant to an incentive stock option to pay the exercise price of another incentive stock option prior to the expiration of the holding periods described above, this use will be deemed a disqualifying disposition, resulting in the potentially adverse tax treatment described above.

          If an option or stock appreciation right expires before it is exercised, the participant will not be able to recognize a loss.

          In addition to the federal income tax consequences described above, the exercise of an incentive stock option may subject a participant to the alternative minimum tax, which is referred to as AMT, imposed on his or her alternative minimum taxable income reduced by an exemption amount. A participant’s AMT income is his or her regular taxable income, plus or minus various “items of adjustment,” and plus various “items of tax preference.” When a participant exercises an incentive stock option, the difference between the fair market value of the Shares received and the total exercise price paid for those Shares is an item of adjustment for AMT purposes and thus will increase AMT income. However, the participant’s basis in the Shares, for purposes of computing the gain or loss on their subsequent disposition that generally must also be included in AMT income in the year of disposition (subject to special rules applicable to disqualifying dispositions), is increased by the amount included in AMT income upon exercise. Currently, the exemption amount is $45,000 for married persons filing jointly (half that amount for married persons filing separately) and $33,750 for unmarried filers, but the exemption amount is phased out for individuals with higher AMT incomes (over $150,000 for married persons filing jointly; over $75,000 for married persons filing separately; and over $112,500 for unmarried filers).

          AMT is payable only to the extent that it exceeds the participant’s regular tax. If a participant is required to pay AMT, the amount of such tax which is attributable to the incentive stock option adjustment is generally allowed as a credit against his or her regular tax liability in subsequent years.

          There are no AMT consequences triggered by the exercise of a nonqualified stock option or a stock appreciation right.

          Restricted Stock, Restricted Stock Units, Performance Shares, Share Purchase Rights, and Other Stock-Based Awards. The Board intends to make awards under the Plan initially non-transferable and subject to a “substantial risk of forfeiture” within the meaning of the Code. As a result, a plan participant should not be subject to current federal income tax at the time of receipt of restricted stock, restricted stock units, performance shares, share purchase rights or other stock-based awards, or on any base salary, bonus or annual retainer amounts that the participant elects to forego in exchange for restricted stock or restricted stock units. Rather, in the taxable year in which such restrictions lapse with respect to any Shares issued to a participant in respect of any of the above awards, or in which unrestricted Shares or cash or other property is issued or paid in respect of any such award, the participant will be subject to federal income tax, at ordinary income tax rates, on the amount by which the fair market value of the Shares so issued or the cash or other property so paid, determined as of the date on which the restrictions lapse (or the date of issue or payment, in the case of cash or unrestricted Shares or other property), exceeds the amount, if any, such participant previously paid for such Shares (or the related award).

          In the year that a participant subsequently sells Shares or other property acquired under the Plan, he or she will realize capital gain (or loss) to the extent that the sales proceeds exceed (or are less than) the fair market value of such Shares or other property on the date that their receipt triggered ordinary income tax liability; and the holding period for purposes of determining whether such gain (or loss) as short-term or long-term will commence on that date.

          Phantom Stock Units. A holder of phantom stock units will not recognize taxable income for federal income tax purposes upon the award of the units, and the Company will not be entitled to a deduction at that time.

          Upon the conversion of phantom stock units resulting in a payment to the holder of cash or unrestricted Shares (or any combination thereof), the holder thereof will recognize ordinary income in an amount equal to the excess, if any (the “Conversion Gain”), of the aggregate fair market value of the Shares underlying the converted units as of the conversion date over the aggregate “award values.” (The “award value” of a unit is the fair market value of a Share as of the date of grant of the unit.) To the extent that the holder receives the Conversion Gain in unrestricted Shares of equivalent value (rather than in cash), the basis in those Shares will equal their fair market value on the date of their acquisition. If the holder receives the Conversion Gain in non-transferable Shares subject to a “substantial risk of forfeiture” within the meaning of the Code, however, his or her ordinary income tax liability will be delayed until the first taxable year in which those Shares are transferable or are no longer subject to a substantial risk of forfeiture. The ordinary income that the holder will be required to recognize at that time will equal the excess, if any, of the fair market value of those Shares over the corresponding “award value,” and his or her basis in those Shares will equal their fair market value, in each case determined as of the date that they first become transferable or no longer subject to a substantial risk of forfeiture.

          Tax Consequences to the Company. Generally, the Company can deduct for federal income tax purposes only the amount included in a participant’s ordinary income (if any) upon the participant’s exercise of an option or stock appreciation right or upon his or her subsequent disposition of the underlying Shares, subject to our compliance with applicable withholding and reporting requirements and subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code. With respect to other awards under the Plan, the Company likewise will generally be able to deduct for federal income tax purposes the amount included in a participant’s ordinary income as a result of any taxable event with respect to an award, subject to the same limitations. The deduction will be allowed in the taxable year that such amount is includible in the participant’s gross income.

          Compensation to employee participants resulting from awards under the Plan constitutes wages for purposes of the Federal Insurance Contributions Act and the Federal Unemployment Tax Act and thus will result in additional tax liability to the Company, generally with respect to each award at the time that such award is no longer subject to a substantial risk of forfeiture.

          Tax Withholding. The Plan provides that the Company has the right to deduct or withhold from any cash or property payable to a participant under the Plan, or to require the participant to pay to it, an amount sufficient to satisfy any federal, state, local and/or foreign withholding requirements with respect to any taxable event arising as a result of the Plan, such as payments pursuant to or the lapse of restrictions with respect to awards (including withholding requirements under the Federal Insurance Contributions Act). With respect to withholding required upon the issuance of Shares to a participant under the Plan, the withholding requirement may be met by the Company’s withholding Shares having a fair market value as of the date the withholding obligation is incurred equal to the amount required to be withheld.

          Requirements Regarding “Deferred Compensation.” Certain of the awards available for issuance under the Plan may constitute “deferred compensation” within the meaning of recently enacted provisions of the Code governing “non-qualified deferred compensation plans” such as the Plan. Failure to comply with the requirements of those provisions regarding participant elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for tax purposes earlier than the times otherwise applicable as described in the above discussion and to pay substantial penalties. The Plan incorporates these requirements, as currently in effect or as they may subsequently be modified or clarified by the United States Department of the Treasury, into the terms of all such awards in order to avoid such adverse tax consequences to participants.

          Other Requirements and Tax Consequences. This section contains only a summary of the current federal income tax treatment of certain stock-based incentive awards available under the Plan and does not cover all of the special rules and consequences, including rules allowing a participant under certain circumstances to elect to recognize ordinary income upon receipt of an award (and the related consequences), rules relating to participants subject to Section 16(b) of the Securities Exchange Act of 1934, or the state, local or foreign income or other tax consequences applicable to transactions involving such awards and the underlying Shares.

Vote Required

          Of the Shares represented and entitled to vote at the Annual Meeting (whether in person or by proxy), more votes must be cast in favor of than votes cast against the proposal to approve the proposed Plan in order for this proposal to be adopted. The Proxyholder named in the accompanying proxy card will vote FOR the foregoing proposal unless otherwise directed therein. Abstentions will not be counted either as a vote FOR or as a vote AGAINST the proposal to approve the proposed Plan. Broker non-votes will be treated as not present for purposes of calculating the vote with respect to the foregoing proposal, and will not be counted either as a vote FOR or AGAINST or as an ABSTENTION with respect thereto.

Board Recommendation; Interest of Certain Persons

     The Board of Directors believes that this Plan is a valuable benefit offered to the Company’s key managers. The Board of Directors has approved the form of the Plan and has recommended that it be submitted to the Stockholders at the Annual Meeting for their approval. It is expected that the Board of Directors will formally adopt the Plan once the stockholders have approved it. The Board of Directors believes that the approval of the Plan is in the Company’s and the Stockholders’ best interest.

     The company’s executive officers, three of whom are also directors, and its Non-Employee Directors have an interest in the proposal to adopt the Stock Incentive Plan because each is an eligible participant in awards under the Plan.

The Board of Directors recommends a vote FOR approval of the Sanderson Farms, Inc. and Affiliates Stock Incentive Plan.

OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no matters likely to be brought before the Annual Meeting other than those set forth in the Notice of the Meeting. If other matters properly come before the Meeting, each Proxy will be voted in accordance with the discretion of the Proxyholder named therein.

STOCKHOLDER PROPOSALS

Procedure

     The Company’s By-laws provide that stockholders may nominate individuals for election as directors from the floor at any annual or special meeting of stockholders called for the election of directors only if timely written notice of such nomination has been given to the Secretary of the Company. To be timely, such notice must be received at the principal office of the Company no later than the close of business on the 15th day following the day on which notice of the date of the meeting is given or made to stockholders in accordance with the By-laws. The By-laws specify what such a notice of such nomination must include. In addition, the By-laws set forth the procedure that must be followed by stockholders to properly bring a matter before a stockholders’ meeting. If a stockholder wishes to bring a matter before the meeting that has not been specified in the notice of the meeting, the stockholder must deliver written notice of said stockholder’s intent to bring the matter before the meeting of stockholders so that the notice is received by the Secretary of the Company no later than the close of business on the 15th day following the day on which notice of the date of the meeting is given or made to stockholders in accordance with the By-laws. The By-laws also specify what such a notice must include.

2006 Annual Meeting

     A stockholder who intends to present a proposal, which relates to a proper subject for stockholder action, at the 2006 Annual Meeting of Stockholders and who wishes such proposal to be considered for inclusion in the Company’s proxy materials for such meeting must cause such proposal to be received, in proper form, at the Company’s principal executive offices no later than September 16, 2005. Any such proposals, as well as any questions relating thereto, should be directed to the Company to the attention of its Chief Financial Officer. Any proposal submitted after September 16, 2005 shall be considered untimely and will not be considered for inclusion in the Company’s proxy material for the 2006 annual meeting.

METHODS AND COST OF SOLICITING PROXIES

     The Proxy card enclosed with this Proxy Statement is solicited by and on behalf of the Board of Directors of the Company. In addition to solicitation of stockholders of record by mail, telephone or personal contact, arrangements will be made with brokerage houses to furnish proxy materials to their customers, and the Company will reimburse them for their mailing expenses. Custodians and fiduciaries will be supplied with proxy materials to forward to beneficial owners of common stock. Whether or not you expect to be present at the Annual Meeting, please sign, date and return the enclosed Proxy card promptly. No postage is necessary if mailed in the United States. The cost of solicitation, including the preparation, printing and mailing, is being paid by the Company.

ADDITIONAL INFORMATION AVAILABLE

     Upon written request of any stockholder, the Company will furnish a copy of the Company’s 2004 Annual Report on Form 10-K, as filed with the United States Securities and Exchange Commission, including the financial statements and schedules thereto. The written request should be sent to D. Michael Cockrell, Treasurer and Chief Financial Officer, Sanderson Farms, Inc., P. O. Box 988, Laurel, Mississippi 39441. The written request must state that as of January 4, 2005, the person making the request was a beneficial owner of capital stock of the Company.

BY ORDER OF THE BOARD OF DIRECTORS:

/s/ James A. Grimes
James A. Grimes
Secretary

Dated: January 14, 2005

Exhibit A

SANDERSON FARMS, INC.
AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board from among its members to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ Stock Market, Inc., Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. At least one member of the Audit Committee shall be a financial expert as defined by the Commission. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee. Audit Committee members serve at the pleasure of the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to stockholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting. Any such subcommittee shall consist solely of persons who are members of the Audit Committee.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of: (i) compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Audit Committee and (ii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2. Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant consultations with national or industry resources outside the audit engagement team, any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4. Review and discuss quarterly reports from the independent auditors on:

     a) All critical accounting policies and practices to be used.

     b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

     c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5. Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

10. Review and evaluate the lead partner of the independent auditor team.

11. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13. Review any proposal by management to hire any employee or former employee of the Company’s independent auditor who participated in any capacity in the audit of the Company, and make its recommendation to the Board of Directors concerning the proposed hiring of such person.

14. If consultations are reported by the independent auditor in accordance with paragraph 3, discuss with the person consulted any issues that the Committee deems worthy of further inquiry.

15. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

16. Review the appointment and replacement of the chief internal auditor.

17. Review the significant reports to management prepared by the internal auditing department and management’s responses.

18. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

19. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

20. Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Corporate Code of Conduct and Code of Ethics for Chief Executive Officer and Senior Financial Personnel. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Corporate Code of Conduct and Code of Ethics for Chief Executive Officer and Senior Financial Personnel.

21. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

22. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

23. Discuss with the Company’s executives responsible for legal matters, any legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

24. Review on an on-going basis all related party transactions to which the Company is a party for conflict of interest situations, and recommend to a special committee appointed for the purpose of approving such transaction whether such transaction should be approved. The special committee must be appointed by a majority vote of qualified directors (as that term is defined in Section 79-4-8.62(d) of the Mississippi Business Corporation Act) and composed solely of qualified directors who meet the independence requirements of the NASDAQ Stock Market, Inc. The special committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. “Related party transactions” are those business relationships or transactions (including loans) that (1) are between the Company and its directors, officers or major stockholders, between the Company and those persons’ family members, or between the Company and entities to which those persons are related, and (2) are required to be disclosed under Item 404 of SEC Regulation S-K.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Exhibit B

SANDERSON FARMS, INC. AND AFFILIATES

STOCK INCENTIVE PLAN

-i-

(continued)

-ii-

SANDERSON FARMS, INC. AND AFFILIATES
STOCK INCENTIVE PLAN

ARTICLE 1 — GENERAL PROVISIONS

     1.1 Establishment and Purposes of Plan. Sanderson Farms, Inc., a Mississippi corporation (together with its affiliates and subsidiaries, the “Company”), hereby establishes a stock incentive plan to be known as the Sanderson Farms, Inc. and Affiliates Stock Incentive Plan (the “Plan”), as set forth in this document The objectives of the Plan are (i) to align closely the long-term financial interests of the management of the Company with the stockholders by reinforcing the relationship between Eligible Participants’ rewards and stockholder gains; (ii) to provide management with an equity ownership in the Company commensurate with Company performance, as reflected in increased stockholder value; (iii) to attract, motivate and retain key employees and non-employee directors by maintaining competitive compensation levels; and (iv) to provide an incentive to management for continuous employment with or service to the Company.

     1.2 Types of Awards. Awards under the Plan may be made to Eligible Participants who are employees (including Directors who are also employees) in the form of (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock, (v) Restricted Stock Units, (vi) Performance Shares, (vii) Phantom Stock Units, (viii) Share Purchase Rights, (ix) Other Stock-Based Awards, or any combination of the foregoing. Awards under the Plan may be made to Eligible Participants who are Directors in the form of (i) Nonqualified Stock Options, (ii) Stock Appreciation Rights; (iii) Restricted Stock; (iv) Restricted Stock Units, (v) Phantom Stock Units, (vi) Share Purchase Rights or any combination of the foregoing.

     1.3 Effective Date. The Plan shall be effective on the date that it is approved by the holders of a majority of the Company’s Shares present in person or by proxy and entitled to vote at a duly called meeting of the stockholders and adopted by a majority of the Board at a duly called meeting of the Board following such stockholders’ meeting (the “Effective Date”).

ARTICLE 2 — DEFINITIONS

   Except where the context otherwise indicates, the following definitions apply:

     2.1 “Agreement” means the written agreement evidencing an Award granted to the Participant under the Plan.

     2.2 “Applicable Law” means the laws, rules and regulations relating to the administration of stock option plans and other stock incentive plans under Mississippi law relating to corporations, applicable federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws, rules and regulations of any country or jurisdiction where Awards are granted under the Plan.

     2.3 “Award” means an award granted to a Participant under the Plan that is an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Phantom Stock Unit, Share Purchase Right, Other Stock-Based Award, or combination of these.

     2.4 “Board” means the Board of Directors of the Company, or, to the extent of any authority delegated to a Committee pursuant to Article 3, the Committee.

     2.5 “Cause” means, unless provided otherwise in the Agreement, the “Causes for Discharge” set forth in the Company’s employee handbook, as it may be amended from time to time. The existence of “Cause” shall be determined by the Board.

     2.6 “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

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     (i) The acquisition (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with the Company) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act ) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50 percent of the then outstanding shares of common stock of the Company; or

     (ii) Approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or approval by the Board of the acquisition by the Company of assets of another corporation (each of the foregoing, a “Business Combination”), in each case, unless, following such Business Combination, the individuals and entities who were the beneficial owners, respectively, of the outstanding common stock of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation surviving or resulting from such Business Combination (or of a corporation which as a result of such transaction controls the Company or owns all or substantially all of the Company’s assets either directly or through one or more subsidiaries), in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the common stock of the Company; or

     (iii) individuals who, as of the close of business on February 17, 2005, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

        (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     2.7 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

     2.8 “Committee” means the Compensation Committee of the Board or such other committee as may be appointed by the Board to administer this Plan pursuant to Article 3.

     2.9 “Company” means Sanderson Farms, Inc., a Mississippi corporation, and its affiliates and subsidiaries, and their respective successors and assigns.

     2.10 “Director” means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company or any other Employer shall also be considered an employee for purposes of the Plan.

     2.11 “Disability” (i) in the case of Incentive Stock Options, means permanent and total disability as defined under Section 22(e)(3) of the Code, and (ii) in all other cases, has such meaning as determined by the Board from time to time.

     2.12 “Effective Date” shall have the meaning ascribed to such term in Section 1.3 hereof.

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     2.13 “Eligible Participant” means Directors and the executive officers and other key employees (including employees who are also Directors) of the Company who occupy responsible managerial and professional positions and who have the capability of making substantial contributions to the success of the Company.

     2.14 “Employer” means the Company and any entity during any period that it is a “parent corporation” or a “subsidiary corporation” with respect to the Company within the meaning of Code Sections 424(e) and 424(f). With respect to all purposes of the Plan, including but not limited to, the establishment, amendment, termination, operation and administration of the Plan, Sanderson Farms, Inc. shall be authorized to act on behalf of all other entities included within the definition of “Employer.”

     2.15 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. All citations to sections of the Exchange Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

     2.16 “Fair Market Value” means the fair market value of a Share, as determined in good faith by the Board, as follows:

      (a) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported;

      (b) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or other comparable quotation system and have been designated as a National Market System (“NMS”) security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported;

      (c) If the Shares are admitted to Quotation on the NASDAQ and have not been designated a NMS Security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date; or

      (d) If (a), (b) and (c) do not apply, on the basis of the good faith determination of the Board.

For purposes of subsection (a) above, if Shares are traded on more than one securities exchange then the following exchange shall be referenced to determine Fair Market Value: (i) the New York Stock Exchange (“NYSE”), or (ii) if shares are not traded on the NYSE, the NASDAQ, or (iii) if shares are not traded on the NYSE or NASDAQ, the largest regional exchange on which Shares are traded.

     2.17 “Incentive Stock Option” or “ISO” means an Option granted to an Eligible Participant under Article 5 of the Plan which is intended to meet the requirements of Section 422 of the Code.

     2.18 “Insider” shall mean an individual who is, on the relevant date, subject to the reporting requirements of Section 16(a) of the Exchange Act.

     2.19 “Named Executive Officer” means an Eligible Participant who is a member of the group of “covered employees” as defined in the regulations promulgated or other guidance issued under Code Section 162(m), as determined by the Board.

     2.20 “Nonqualified Stock Option” or “NQSO” means an Option granted to an Eligible Participant under Article 5 of the Plan which is not intended to meet, or does not meet, the requirements of Section 422 of the Code.

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     2.21 “Option” means an Incentive Stock Option or a Nonqualified Stock Option. An Option shall be designated as either an Incentive Stock Option or a Nonqualified Stock Option, and in the absence of such designation, shall be treated as a Nonqualified Stock Option.

     2.22 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.23 “Other Stock-Based Award” means an Award granted pursuant to Article 10 of the Plan that is paid with, valued in whole or in part by reference to, or is otherwise based on Shares.

     2.24 “Participant” means an Eligible Participant to whom an Award has been granted.

     2.25 “Permitted Transferee” means any member of the immediate family of the Participant (i.e., spouse, children, and grandchildren), any trust for the benefit of such family members or any partnership whose only partners are such family members.

     2.26 “Performance Share” means an Award under Article 8 of the Plan that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Board shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such performance objectives during the relevant performance period as the Board shall establish at the time of such Award or thereafter, but not later than the time permitted by Code section 162(m) in the case of a Named Executive Officer, unless the Board determines not to comply with Code section 162(m).

     2.27 “Phantom Stock Unit” means an Award granted pursuant to Article 9 of the Plan.

     2.28 “Plan” means the Sanderson Farms, Inc. and Affiliates Stock Incentive Plan, as set forth herein and as it may be amended from time to time.

     2.29 “Prior Plan” shall have the meaning ascribed to such term in Section 4.1 hereof.

     2.30 “Restricted Stock” means an Award of Shares under Article 7 of the Plan, which Shares are issued with such restriction(s) as the Board, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Shares, to sell, transfer, pledge or assign such Shares, to vote such Shares, and/or to receive any cash dividends with respect to such Shares, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Board may deem appropriate.

     2.31 “Restricted Stock Unit” or “RSU” means a right granted under Article 7 of the Plan to receive a number of Shares or a cash payment for each such Share equal to the Fair Market Value of a Share on a specified date.

     2.32 “Restriction Period” means the period commencing on the date an Award of Restricted Stock or Restricted Stock Units is granted and ending on such date as the Board shall determine.

     2.33 “Secretary” means the Secretary of the United States Department of the Treasury.

     2.34 “Share” means one share of common stock, par value $1.00 per share, of the Company, and as such Share may be adjusted pursuant to the provisions of Section 4.3 of the Plan.

     2.35 “Share Purchase Right” means an Award granted pursuant to Article 11 of the Plan.

     2.36 “Stock Appreciation Right” or “SAR” means an Award granted under Article 6 which provides for an amount payable in Shares and/or cash, as determined by the Board, equal to the excess of the Fair Market Value of a Share on the day the Stock Appreciation Right is exercised over the specified purchase price.

     2.37 “Tandem SAR” means an SAR granted in connection with an Option.

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ARTICLE 3 — ADMINISTRATION

     3.1 General. This Plan shall be administered by the Board. The Board may by resolution delegate some or all of its authority under the Plan to a committee of the Board consisting of two or more Directors, each of whom qualifies as (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Code Section 162(m).

     3.2 Authority of the Board.

     (a) The Board shall have the right to interpret, construe and administer the Plan and Awards granted pursuant to the Plan, to select the Eligible Participants who are to receive an Award from time to time, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including without limitation, the determination of the number of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Phantom Stock Units, Share Purchase Rights or Other Stock-Based Awards subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Board may adopt, amend and rescind such rules, regulations and procedures for the administration of this Plan as it deems appropriate.

     (b) Subject to Article 17 of the plan, the Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent it shall deem desirable to carry it into effect.

     (c) If the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

     (d) The Board shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by a Participant. Without limiting the generality of the foregoing, the Board shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan or a “separation from service” within the meaning of Section 409A(a)(2) of the Code and (ii) the impact, if any, of any such leave of absence on Awards under the Plan theretofore made to any Participant who takes a leave of absence.

     (e) All acts, determinations and decisions of the Board made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be in the Board’s sole discretion and shall be conclusive, final and binding upon all parties, including the Company, its stockholders, Participants, Eligible Participants and their estates, beneficiaries and successors.

     3.3 Delegation of Authority. The Board may, at any time and from time to time, delegate to one or more persons or committees any or all of its authority under Section 3.2, to the full extent permitted by Applicable Law.

     3.4 Award Agreements. Each Award granted under the Plan shall be evidenced by a written Agreement. Each Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Board, including without limitation provisions related to the consequences of termination of employment. A copy of such document shall be provided to the Participant and the Board may, but need not, require that the Participant sign a copy of the Agreement.

     3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Board or Committee shall be indemnified by the Company against reasonable expenses, including attorney’s fees, actually and necessarily incurred in connection with the

5

defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by legal counsel selected by the Company, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Board or Committee member has been grossly negligent or engaged in willful misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

ARTICLE 4 — SHARES SUBJECT TO THE PLAN

     4.1 Number of Shares. (a) Upon approval of this Plan by the stockholders of the Company, no further grants may be made under the Sanderson Farms, Inc. and Affiliates Stock Option Plan (as amended and restated as of February 28, 2002) (the “Prior Plan”), but awards made under the Prior Plan shall remain outstanding in accordance with their terms and the terms of the Prior Plan and Shares issued or reserved for issuance pursuant to outstanding awards under the Prior Plan shall count against the number of Shares otherwise available for issuance under the Plan. Subject to adjustment as provided in (b) below and in Section 4.3, the aggregate number of Shares which are available for issuance pursuant to all Awards under the Plan and awards under the Prior Plan (including Shares that are already issued) is 2,250,000 Shares. Not more than 562,500 of the Shares reserved under the Plan may be granted in the form of Restricted Stock (unless based on the achievement of Performance Measures). The aggregate number of Incentive Stock Options that may be issued under the Plan and the Prior Plan is 2,250,000. Such Shares shall be made available from Shares currently authorized but unissued or to the extent permitted by Applicable Law, from Shares acquired by the Company for the purposes set forth herein.

(b) The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

     (i) All the Shares issued (including the Shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for Shares issued upon exercise of an Option.

     (ii) Only the Shares issued (including the Shares, if any, withheld for tax withholding requirements) as a result of exercise of a Stock Appreciation Right shall be counted.

     (iii) Only the net Shares issued (including the Shares, if any, withheld for tax withholding requirements) shall be counted when Shares are used as full or partial payment for Shares issued upon exercise of an Option.

     (iv) Shares tendered (either by actual delivery or attestation) by a Participant as payment for Shares issued upon exercise of an Option shall be available for subsequent issuance under the Plan if the Shares tendered were acquired by earlier exercise of an Option.

     (v) If, for any reason, any Shares subject to an Award under the Plan or the Prior Plan are not issued, or are issued but reacquired by the Company, for reasons including, but not limited to, a forfeiture or repurchase of Restricted Stock or termination, expiration or cancellation of an Option or other Award (“Returned Shares”), such Returned Shares shall not be charged against the aggregate number of Shares available for issuance pursuant to Awards under the Plan and shall again be available for issuance pursuant to an Award under the Plan.

     (vi) Each Restricted Stock Unit, Performance Share, Phantom Stock Unit, Other Stock-Based Award or Share Purchase Right awarded that may be settled in Shares shall be counted as one Share subject to an Award. Restricted Stock Units or Phantom

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Stock Units that may not be settled in Shares (or that may be settled in Shares but are not) shall not result in a charge against the aggregate number of Shares available for issuance.

     (vii) Each Stock Appreciation Right that may be settled in Shares shall be counted as one Share subject to an award. Stock Appreciation Rights that may not be settled in Shares (or that may be settled in Shares but are not) shall not result in a charge against the aggregate number of Shares available for issuance. In addition, if a Stock Appreciation Right is granted in connection with an Option and the exercise of the Stock Appreciation Right results in the termination of the Option, the Shares that otherwise would have been issued upon the exercise of such related Option shall not result in a charge against the aggregate number of Shares available for issuance.

     4.2 Individual Limits. Except to the extent the Board determines that an Award to a Named Executive Officer shall not comply with the performance-based compensation provisions of Code Section 162(m), the following rules shall apply to Awards under the Plan:

     (a) Options and SARs. The maximum number of Options and Stock Appreciation Rights that, in the aggregate, may be granted in any one calendar year to any one Participant shall be 500,000.

     (b) Other Awards. The maximum number of Shares of Restricted Stock, Performance Shares or Shares subject to Restricted Stock Units, Phantom Stock Units, Share Purchase Rights or Other Stock-Based Awards that may be granted pursuant to Awards in any one calendar year to any one Participant shall be the higher of (i) 200,000 and (ii) the number of Shares obtained by dividing 5,000,000 by the fair market value of a Share on the respective dates of grant.

     4.3 Adjustment of Shares. If any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to stockholders (other than a cash dividend) results in the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other corporation; or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding Shares; then appropriate adjustments shall be made by the Board to the following in order to preserve, but not to increase, the benefits intended to be provided to the Participants:

     (a) the limitations on the aggregate number of Shares that may be awarded as set forth in Section 4.1, including, without limitation, with respect to Incentive Stock Options;

     (b) the limitations on the aggregate number of Shares that may be awarded to any one single Participant as set forth in Section 4.2;

     (c) the number and class of Shares that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

     (d) the Option Price under outstanding Options and the number of Shares to be transferred in settlement of outstanding Stock Appreciation Rights; and

     (e) the terms, conditions or restrictions of any Award and Agreement, including the price payable for the acquisition of Shares; provided, however, that all such adjustments made in respect of each Incentive Stock Option shall be accomplished so that such Option shall continue to be an incentive stock option within the meaning of Code Section 422.

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ARTICLE 5 — STOCK OPTIONS

     5.1 Grant of Options. Options may be granted to Eligible Participants in such amounts and upon such terms as are consistent with this Plan, and at any time and from time to time, as shall be determined by the Board. The Board shall have sole discretion in determining the number of Shares subject to Options granted to each Participant. The Board may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants; provided that only an Employee may be granted ISOs.

     5.2 Agreement. Each Option shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Board shall determine in its sole discretion. The Option Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or that fails to meet the requirements of Section 422 of the Code (even if designated as an ISO) shall be an NQSO.

     5.3 Option Price. The Option Price for each grant of an Option shall not be less than 100 percent of the Fair Market Value of a Share on the date the Option is granted.

     5.4 Duration of Options. Each Option shall expire at such time as the Board shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth anniversary of its grant date.

     5.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, including conditions related to the employment of or provision of services by the Participant with the Company or any Employer, which need not be the same for each grant or for each Participant. The exercise of any Option shall cancel a Tandem SAR, if any, proportionate in amount to the number of Shares purchased pursuant to the exercise of the Option.

     5.6 Payment. Except as otherwise provided in the applicable Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full, either: (a) in cash, (b) cash equivalent approved by the Board, (c) if approved by the Board, by tendering previously acquired Shares (or delivering a certification or attestation of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the tendered Shares must have been held by the Participant for any period required by the Board), or (d) by a combination of (a), (b) and (c). The Board also may allow cashless exercises as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Board determines to be consistent with the Plan’s purpose and Applicable Law.

     5.7 Nontransferability of Options.

     (a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant, other than by will or by the laws of descent and distribution of the state in which the Participant resided on the date of his death. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or by his guardian or legal representative.

     (b) Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement with respect to transfers to Permitted Transferees (any such transfers being subject to Applicable Law), no NQSO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant, other than by will or by the laws of descent and distribution of the state in which the Participant resided on the date of his death. Appropriate evidence of any transfer to Permitted Transferees shall be delivered to the Company at its principal executive office. If all or part of an Option is transferred to a Permitted Transferee, the Permitted Transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the Option as those of the Participant. Further, except as otherwise provided in a Participant’s Award Agreement, all NQSOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or by his guardian or legal representative.

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     5.8 Special Rules for ISOs. Notwithstanding the above, in no event shall any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Price less than 110 percent of the Fair Market Value of a Share on the date the ISO is granted or be eligible to receive an ISO that is exercisable later than the fifth anniversary date of its grant. To the extent that a Participant is granted ISOs (under the Plan and all other incentive stock option plans of the Employer) which are first exercisable in any calendar year for Shares having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds One Hundred Thousand Dollars, such Options shall be treated as NQSOs. For purposes of this Section 5.8, ISOs shall be taken into account in the order in which they were granted.

ARTICLE 6 — STOCK APPRECIATION RIGHTS

     6.1 Grant of SARs. A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Option granted under Article 5 of this Plan or may be granted independently of any Option. A Stock Appreciation Right shall entitle the holder, within the specified period, to exercise the SAR and receive in exchange therefor a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share on the date of exercise exceeds the exercise price, times the number of Shares with respect to which the SAR is exercised. A SAR granted in connection with an Option (a “Tandem SAR”) shall entitle the holder of the related Option, within the period specified for the exercise of the Option, to surrender the unexercised Option, or a portion thereof, and to receive in exchange therefor a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share on the date of exercise exceeds the Option Price per Share, times the number of Shares under the Option, or portion thereof, which is surrendered.

     6.2 Tandem SARs. Each Tandem SAR shall be subject to the same terms and conditions as the related Option, including limitations on transferability, and shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses. The grant of Stock Appreciation Rights related to ISOs must be concurrent with the grant of the ISOs. With respect to NQSOs, the grant either may be concurrent with the grant of the NQSOs, or in connection with NQSOs previously granted under Article 5, which are unexercised and have not terminated or lapsed.

     6.3 Payment. The Board shall have sole discretion to determine in each Agreement whether the payment with respect to the exercise of an SAR will be in the form of all cash, all Shares, or any combination thereof. If payment is to be made in Shares, the number of Shares shall be determined based on the Fair Market Value of a Share on the date of exercise. If the Board elects to make full payment in Shares, no fractional Shares shall be issued and cash payments shall be made in lieu of fractional shares. The Board shall set forth in each Agreement in its sole discretion the timing of any payment due to the Participant by virtue of the exercise of SARs. Payment may be made in a lump sum, in annual installments or may be otherwise deferred as set forth in the Agreement; and the Board shall have sole discretion to determine whether any deferred payments may bear amounts equivalent to interest or cash dividends; provided, however, that unless and until the Secretary provides in regulations or the Board receives an opinion of legal counsel that the provisions of Section 409A of the Code are inapplicable to SARs, the Board shall cause each Agreement providing for SARs to comply with the requirements of paragraphs (2), (3) and (4) of Section 409A(a) of the Code and the regulations promulgated thereunder.

     6.4 Exercise of SARs. Upon exercise of a Tandem SAR, the number of Shares subject to exercise under any related Option shall automatically be reduced by the number of Shares represented by the Option or portion thereof which is surrendered.

ARTICLE 7 — RESTRICTED STOCK

     7.1 Grant of Restricted Stock. Restricted Stock Awards may be made to Eligible Participants as a reward for past service or as an incentive for the performance of future services that will contribute materially to the successful operation of the Employer. Awards of Restricted Stock may be made either alone or in addition to or in tandem with other Awards granted under the Plan and may be current grants of Restricted Stock or deferred grants of Restricted Stock.

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     7.2 Restricted Stock Agreement. The Restricted Stock Agreement shall set forth the terms of the Award, as determined by the Board, including, without limitation, the purchase price, if any, to be paid for such Restricted Stock, which may be more than, equal to, or less than Fair Market Value and may be zero, subject to such minimum consideration as may be required by Applicable Law; the restrictions applicable to the grant or vesting of the Restricted Stock such as continued service or achievement of Performance Measures, the length of the Restriction Period and whether any circumstances, such as death, retirement, Disability, or a Change in Control, will shorten or terminate the Restriction Period; and rights of the Participant to vote or receive dividends with respect to the Shares during the Restriction Period.

     Notwithstanding Section 3.4 of the Plan, a Restricted Stock Award must be accepted within a period of sixty (60) days, or such other period as the Board may specify, by executing a Restricted Stock Agreement and paying whatever price, if any, is required. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such recipient has executed a Restricted Stock Agreement and has delivered a fully executed copy thereof to the Board, and has otherwise complied with the applicable terms and conditions of such Award.

     7.3 Nontransferability. Except as otherwise provided in this Article 7, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

     7.4 Certificates. Upon an Award of Restricted Stock to a Participant, Shares of Restricted Stock shall be registered in the Participant’s name (or an appropriate book entry shall be made). Certificates, if issued, may either be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse and/or be issued to the Participant and registered in the name of the Participant, bearing an appropriate restrictive legend and remaining subject to appropriate stop-transfer orders. If required by the Board, the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the Restricted Stock. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant; provided, however, that the Board may cause such legend or legends to be placed on any such certificates as it may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state law.

     7.5 Dividends and Other Distributions. Except as provided in this Article 7 or in the Award Agreement, a Participant receiving a Restricted Stock Award shall have, with respect to such Restricted Stock Award, all of the rights of a stockholder of the Company, including the right to vote the Shares to the extent, if any, such Shares possess voting rights and the right to receive any dividends; provided, however, the Board may require that any dividends on such Shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be paid to the Company for the account of the Participant. The Board shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts. In addition, with respect to Named Executive Officers, the Board may apply any restrictions it deems appropriate to the payment of dividends declared with respect to Restricted Stock such that the dividends and/or Restricted Stock maintain eligibility for the performance-based compensation exception under Code Section 162(m).

     7.6 Restricted Stock Units (or RSUs). Awards of Restricted Stock Units may be made to Eligible Participants in accordance with the following terms and conditions:

     (a) The Board, in its discretion, shall determine the number of RSUs to grant to a Participant, the Restriction Period and other terms and conditions of the Award, including whether the Award will be paid in cash, Shares or a combination of the two and the time when the Award will be payable (i.e., at vesting, termination of employment, Change in Control or another date).

     (b) Unless the Agreement provides otherwise, RSUs shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

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     (c) Restrictions upon RSUs awarded hereunder shall lapse at such time or times and on such terms and conditions as the Board may provide in the Agreement. Unless the Agreement provides otherwise, in the event of a Change in Control, all restrictions upon any RSUs shall lapse immediately and all such RSUs shall become fully vested in the Participant.

     (d) The Agreement shall set forth the terms and conditions that shall apply upon the termination of the Participant’s employment with the Employer (including a forfeiture of RSUs for which the restrictions have not lapsed upon Participant’s ceasing to be employed) as the Board may, in its discretion, determine at the time the Award is granted. An Award of Restricted Stock Units may provide the holder thereof with dividends or dividend equivalents, payable in cash or in additional Restricted Stock Units (or a combination thereof), as determined by the Board, on a current or deferred basis. Such dividends or dividend equivalents may be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Restricted Stock, as set forth in Section 7.5 herein.

ARTICLE 8 — PERFORMANCE SHARES

     8.1 Grant of Performance Shares. Performance Shares may be granted to Eligible Participants in such amounts and upon such terms as are consistent with this Plan, and at any time and from time to time, as shall be determined by the Board.

     8.2 Performance Share Agreement. In the Performance Share Agreement, the Board shall set the Performance Measures in its discretion which, depending on the extent to which they are met, will determine the number of Performance Shares that will be paid out to the Participant. For purposes of this Article 8, the time period during which the Performance Measures must be met shall be called a “Performance Period.”

     8.3 Earning of Performance Shares. Subject to the terms of this Plan and the applicable Agreement, after the applicable Performance Period has ended, the holder of Performance Shares shall be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Measures have been achieved.

     8.4 Form and Timing of Payment of Performance Shares. Subject to the terms of this Plan and the applicable Agreement, the Board, in its sole discretion, may pay earned Performance Shares in the form of cash or in Shares (or in a combination thereof) which has an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Board. The Board shall have sole discretion as to the timing of any payment made in cash or Shares, or a combination thereof. The determination of the Board with respect to the form and timing of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

     Except as otherwise provided in the Participant’s Award Agreement, a Participant shall be entitled to receive any dividends declared subsequent to the end of the Performance Period with respect to earned grants of Performance Shares that have not yet been distributed to the Participant (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Restricted Stock, as set forth in Section 7.5 herein). In addition, unless otherwise provided in the Participant’s Award Agreement, a Participant shall be entitled to exercise full voting rights with respect to earned Performance Shares.

     8.5 Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant, other than by will or by the laws of descent and distribution of the state in which the Participant resided on the date of his death. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.

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ARTICLE 9 — PHANTOM STOCK UNITS

     9.1 Grant of Phantom Stock Units. Phantom Stock Units may be granted to Eligible Participants in such amounts and upon such terms as are consistent with this Plan, and at any time and from time to time, as shall be determined by the Board.

     9.2 Phantom Stock Agreement. The Phantom Stock Agreement shall set forth the terms of the Phantom Stock Units, as determined by the Board, including, without limitation, the vesting schedule, the period during which the Phantom Stock Units must be converted, if at all, and the “Award Value” of each Phantom Stock Unit (which shall be the Fair Market Value of a Share as of the date of grant of the related Phantom Stock Unit).

     9.3 Amount, Form and Timing of Payment. Subject to the terms of this Plan and the applicable Agreement, a Phantom Stock Unit shall entitle the holder, within the specified conversion period, to convert vested Phantom Stock Units into property with a value equal to the difference between the Award Value and the Fair Market Value of a Share on the conversion date times the number of Phantom Stock Units converted. The Board, in its sole discretion, may pay the amount to which the holder is entitled in the form of cash or in Shares (or in a combination thereof). Shares issued in payment may contain such restrictions deemed appropriate by the Board. If payment is to be made in Shares, the number of Shares shall be determined based on the Fair Market Value of a Share on the date of conversion. If the Board elects to make full payment in Shares, no fractional Shares shall be issued and cash payments shall be made in lieu of fractional shares. The determination of the Board with respect to the form and timing of payout of Phantom Stock Units shall be set forth in the Award Agreement pertaining to the grant of the Award.

     9.4 Nontransferability of Award. Except as otherwise provided in a Participant’s Award Agreement, Phantom Stock Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant, other than by will or by the laws of descent and distribution of the state in which the Participant resided on the date of his death. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.

ARTICLE 10 — OTHER STOCK-BASED AWARDS

     10.1 Terms of Other Stock-Based Awards. Other Stock-Based Awards may be granted to Eligible Participants, in such amounts and upon such terms as are consistent with this Plan, and at any time and from time to time, as shall be determined by the Board. An Other Stock-Based Award is an award, the value of which is based in whole or in part on the value of Shares, that is not an Award specified in Article 5, 6, 7, 8 or 9 of the Plan. Other Stock-Based Awards may be awards of Shares or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible or exchangeable into or exercisable for Shares), as determined by the Board, consistent with the purposes of the Plan. The Board may provide that such Awards are payable in cash or Shares (or a combination thereof). Shares issued in payment may contain such restrictions deemed appropriate by the Board. If payment is to be made in Shares, the number of Shares shall be determined based on the Fair Market Value of a Share on the date that payment is due pursuant to the applicable Agreement. If the Board elects to make full payment in Shares, no fractional Shares shall be issued and cash payments shall be made in lieu of fractional shares. The determination of the Board with respect to the form and timing of payout of Other Stock-Based Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

     10.2 Dividend Equivalents. An Other Stock-Based Award may provide the holder thereof with dividends or dividend equivalents, payable in cash or in Shares (or a combination thereof), as determined by the Board, on a current or deferred basis. Such dividends or dividend equivalents may be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Restricted Stock, as set forth in Section 7.5 herein.

     10.3 Nontransferability of Award. Except as otherwise provided in a Participant’s Award Agreement, Other Stock-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant, other than by will or by the laws of descent and distribution of the state in which the Participant

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resided on the date of his death. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under an Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.

ARTICLE 11 — MANAGEMENT SHARE PURCHASE PLAN

     11.1 Share Purchase Rights. Share Purchase Rights may be granted to Participants upon such terms as are consistent with this Plan, and at any time and from time to time, as shall be determined by the Board. Share Purchase Rights allow Eligible Participants to forego the receipt of all or a portion of cash compensation (including bonuses and, in the case of non-employee Directors, annual retainers and meeting fees) and to receive such compensation in the form of Shares or Restricted Stock Units. Such Shares or RSUs available for purchase will be subject to any restrictions deemed appropriate by the Board, as set forth in the Share Purchase Agreement.

     11.2 Share Purchase Agreement. When the Board determines to award Share Purchase Rights to an Eligible Participant, it shall deliver a Share Purchase Agreement to the Eligible Participant setting forth all of the terms, conditions and restrictions related to the Award, including the amount of compensation that the Eligible Participant may defer for the Share or RSU purchase, the price per Share or RSU to be paid, the vesting schedule, and the time within which the Eligible Participant must accept the Award. The Agreement shall also set forth the terms of any Company matching contribution to be paid in the form of additional Shares or RSUs. The Award shall be accepted by execution and delivery of the Share Purchase Agreement in the form and by the time determined by the Board.

     11.3 Repurchase Option. The Share Purchase Agreement may grant the Company an option to repurchase Shares or RSUs that have not vested, exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or disability). The purchase price for Shares or RSUs so repurchased shall be the original price paid by the Participant and may be paid by cancellation of any indebtedness owed by the Participant to the Company.

     11.4 Transferability. Rights to purchase Shares or RSUs under a Share Purchase Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Share Purchase Agreement; provided, however, that the transferability of Shares or RSUs purchased pursuant to the Agreement shall remain subject to any restrictions applicable to those Shares or RSUs as set forth in the Share Purchase Agreement.

ARTICLE 12 — PERFORMANCE MEASURES

     Until the Board proposes for stockholder vote and stockholders approve a change in the general Performance Measures set forth in this Article 12, the attainment of which may determine the degree of payout and/or vesting with respect to Named Executive Officers’ Awards that are intended to qualify under the performance-based compensation provisions of Code Section 162(m), the Performance Measure(s) to be used for purposes of such Awards shall be chosen from among the following: earnings, earnings per share, consolidated pre-tax earnings, net earnings, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), gross margin, revenues, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets, return on capital employed, total stockholder return, profit, economic profit, capitalized economic profit, after-tax profit, pre-tax profit, cash flow measures, cash flow return, sales, sales volume, inventory turnover ratio, stock price, cost, and/or unit cost. The Board can establish other Performance Measures for performance Awards granted to Eligible Participants that are not Named Executive Officers. For any Performance Period, Performance Measures may be established on an absolute basis or relative to a group of peer companies selected by the Board, relative to internal goals or relative to levels attained in prior years.

     The Board shall be authorized to make adjustments in performance based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in Applicable Law or accounting principles. The Board shall also have the discretion to adjust the determinations of the degree of attainment of the pre-established Performance Measures; provided, however, that Awards which are intended to qualify for the performance-based compensation exception from the deductibility limitations of Code Section 162(m), and which are held by Named Executive Officers, may not be adjusted upward (except as a result of adjustments permitted by this paragraph), but the Board shall retain the discretion to adjust such Awards downward.

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     If applicable tax and/or securities laws change to permit Board discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining stockholder approval. In addition, if the Board determines that it is advisable to grant Awards which shall not qualify for the performance-based compensation exception from the deductibility limitations of Code Section 162(m), the Board may make such grants without satisfying the requirements of Code Section 162(m).

ARTICLE 13 — BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Board during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE 14 — DEFERRALS

     To the extent set forth in the Agreement evidencing an Award, the Board may permit or require a Participant to defer under this Plan or to a separate deferred compensation arrangement of the Company such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, SAR, or Share Purchase Right, the lapse or waiver of restrictions with respect to Restricted Stock, the conversion or vesting of Restricted Stock Units or Phantom Stock Units or the satisfaction of any requirements or goals with respect to Performance Shares or Other Stock-Based Awards. If any such deferral election is required or permitted, the Board shall, in its sole discretion, establish rules and procedures for such payment deferrals.

     Notwithstanding anything in this Plan or any Agreement to the contrary, however, with respect to all compensation deferred under this Plan or any Agreement within the meaning of Section 409A(a)(1)(A) of the Code (other than Options lacking any deferral feature other than the feature that the Option holder has the right to exercise the Option in the future), whether by action of the Board or by the election of the Participant, this Plan incorporates and makes applicable to such deferred compensation the requirements of paragraphs (2), (3) and (4) of Section 409A(a) of the Code. If changes are made to Section 409A of the Code or regulations are promulgated thereunder, in either case to permit greater flexibility with respect to any Awards under the Plan that constitute deferred compensation, the Board may, subject to the requirements of Article 17, make any adjustments it deems appropriate.

ARTICLE 15 — WITHHOLDING

     15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold from any cash or property payable to a Participant under the Plan, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     15.2 Share Withholding. With the consent of the Board, with respect to withholding required upon the exercise of Options, SARS or Share Purchase Rights, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising from the Company’s obligation to issue or transfer Shares to a Participant under the Plan, the Participant may satisfy the withholding requirement by having the Company withhold Shares having a Fair Market Value on the date the withholding obligation is incurred equal to the amount of tax required to be withheld with respect to the transaction, as determined by the Board. All such elections shall be subject to any restrictions or limitations that the Board, in its sole discretion, deems appropriate.

ARTICLE 16 — FOREIGN EMPLOYEES

     In order to facilitate the making of any grant of Awards under this Plan, the Board may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Employer outside of the United States of America as the Board may consider necessary or appropriate to

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accommodate differences in local law, tax policy or custom, which special terms may be contained in an Appendix attached hereto. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

ARTICLE 17 — AMENDMENT AND TERMINATION

     17.1 Amendment of Plan. The Board may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless the affected Participants consent in writing. To the extent required by Applicable Law, no amendment shall be effective unless approved by the stockholders of the Company at an annual or special meeting. To the extent the Board deems it desirable to maintain the Plan’s eligibility for the benefits of Code Section 162(m) or 422, the Board shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with those provisions.

     17.2 Amendment of Award Agreement. The Board may, at any time, without further action by the stockholders and without consent of or receiving further consideration from the affected Participants, amend outstanding Awards and Award Agreements in response to, or to comply with changes in, Applicable Law. To the extent not inconsistent with the terms of the Plan, the Board may, at any time, amend an outstanding Agreement in a manner that is not unfavorable to the Participant without the consent of such Participant. The Board may amend Awards and Award Agreements otherwise with the written consent of the Participant. Notwithstanding the above provision, the Board shall not have the authority to decrease the Option Price of any outstanding Option, except in accordance with Section 4.3 or unless such an amendment is approved by the stockholders of the Company.

     17.3 Termination of Plan. No Awards shall be granted under the Plan later than 10 years after the Effective Date; provided, however, that the Plan and all Awards made under the Plan prior to such date shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

     17.4 Cancellation of Awards. The Board may provide in the Award Agreement that if a Participant engages in any “Detrimental Activity” (as defined below) during the period that a Participant is employed by the Company or during the two year period following the Participant’s voluntary termination of employment or his termination by the Company for Cause (as defined in Section 2.5 above), the Board may, notwithstanding any other provision in this Plan to the contrary, (i) cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unexercised, unpaid or deferred Award as of the first date the Participant engages in the Detrimental Activity, unless sooner terminated by operation of another term of this Plan or any other Agreement, and (ii) with respect to any exercised or paid Award, require the Participant, upon 30 days’ written notice from the Company, to return to the Company, in immediately available funds, the excess of the fair market value of the Shares subject to the Award as of the date of exercise or receipt over the total price paid by the Participant for such Shares.

          For purposes of this Section, engaging in “Detrimental Activity” means that the Participant, without the prior written consent of the Board, directly or indirectly, as employee, agent, consultant, stockholder, director, co-partner or in any other individual or representative capacity, owns, operates, manages, controls, engages in, invests in or participates in any manner in, acts as a consultant or advisor to, renders services for, or otherwise assists any person or entity that directly or indirectly engages in, the business of producing, marketing, distributing or selling poultry or processed food products anywhere that the Company is then doing business. “Detrimental Activity” shall not include the passive investment by the Participant in publicly traded common equity of any entity that is engaged in the business of producing, marketing, distributing or selling poultry or processed food products so long as such investment does not exceed two percent of the outstanding common equity of such entity. The determination of whether a Participant has engaged in Detrimental Activity shall be determined by the Board in good faith and in its sole discretion, and any such determination by the Board shall be final and binding on the Participant. The Board may in any Agreement change the definition of “Detrimental Activity” to the extent necessary to comply with Applicable Law.

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     17.5 Adjustments Upon Change in Control and Other Events. Subject to compliance with the applicable requirements of paragraphs (2), (3) and (4) of Section 409A(a) of the Code in the case of any Award that constitutes compensation deferred under the Plan within the meaning of Section 409A(a)(1) of the Code, the Board may provide in the Agreement for any Award for automatic accelerated vesting, lapse of any restrictions and any other rights upon the occurrence of a Change in Control of the Company or upon the occurrence of other events as specified in the Agreement, which rights may or may not be conditioned on a successor corporation’s failure to assume the Award or issue an equivalent award.

ARTICLE 18 — MISCELLANEOUS PROVISIONS

     18.1 Restrictions on Shares. All certificates for Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under Applicable Law, and the Board may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Board may rely upon an opinion of counsel for the Company.

     18.2 Rights of a Stockholder. Except as otherwise provided in Article 7 of the Plan and in the Restricted Stock Agreement, each Participant who receives an Award of Restricted Stock shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares to the extent, if any, such Shares possess voting rights and receive dividends and other distributions. Except as provided otherwise in the Plan or in an Agreement, no Participant awarded an Option, Stock Appreciation Right, Restricted Stock Unit, Phantom Stock Unit, Performance Share, Other Stock-Based Award or Share Purchase Right shall have any right as a stockholder with respect to any Shares covered by such Award prior to the date of issuance to him or her of a certificate or certificates for such Shares.

     18.3 No Implied Rights. Nothing in the Plan or any Award granted under the Plan shall confer upon any Participant any right to continue in the service of the Employer, or to serve as a Director thereof, or interfere in any way with the right of the Employer (except as it may otherwise be limited by a written agreement between the Company and the Participant) to terminate the Participant’s employment or other service relationship for any reason at any time. Unless agreed by the Board, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan, severance program, or other arrangement of the Employer for the benefit of its employees. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company.

     18.4 Non-Uniform Determinations. The Board’s determinations under the Plan (including without limitation determinations of the Eligible Participants to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Agreements evidencing Awards) need not be uniform and may be made by it selectively among Participants and Eligible Participants, whether or not such persons are similarly situated.

     18.5 Compliance with Laws.

     (a) To the extent that the Board intends an Award to qualify as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code, it must be granted subject to the achievement of Performance Measures as described in Article 12 of the Plan and all other requirements of said Code Section 162(m)(4)(C) must be satisfied. In addition, if changes are made to Code Section 162(m) to permit greater flexibility with respect to any Awards under the Plan, the Board may, subject to the requirements of Article 17, make any adjustments it deems appropriate.

     (b) The Plan and the grant of Awards shall be subject to all Applicable Law and to such approvals by any United States government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Exchange Act shall not be applicable with respect to participation in the Plan by Participants who are not Insiders.

16

     (c) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of the benefits under the Plan unless such delivery or distribution would comply with all Applicable Laws (including, without limitation, the requirements of the Securities Act of 1933).

     (d) Each Award under the Plan shall be subject to the requirement that, if at any time the Board shall determine that (i) the listing, registration or qualification of the Shares subject or related thereto upon any securities exchange or under any Applicable Law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an Award with respect to the disposition of Shares, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issue or purchase of Shares thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board.

     (e) As a condition to the issuance or transfer of any Shares pursuant to any Award, the Board may require the Participant to represent and warrant at the time of such issuance or transfer that the Shares are being acquired only for investment and without any current intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is advisable.

     18.6 Successors. The terms of the Plan shall be binding upon the Company, and its successors and assigns.

     18.7 Tax Elections. Each Participant agrees to give the Board prompt written notice of any election made by such Participant under Code Section 83(b) or any similar provision thereof.

     18.8 Legal Construction.

     (a) Severability. If any provision of this Plan or an Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Agreement under any law with respect to which the Plan is intended to qualify, or would cause compensation deferred under the Plan to be includible in a Participant’s gross income pursuant to Section 409A(a)(1) of the Code, as determined by the Board, such provision shall be construed or deemed amended to conform to Applicable Law or, if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Agreement, it shall be stricken and the remainder of the Plan or the Agreement shall remain in full force and effect.

     (b) Gender and Number. Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.

     (c) Governing Law. To the extent not preempted by federal law, the Plan and all Agreements hereunder shall be construed in accordance with and governed by the laws of the State of Mississippi.

     18.9 Plan Year. The Plan Year shall be a calendar year.

     18.10 Tax Benefit Rights. The Board may grant a tax benefit right (“TBR”) to a Participant on such terms as the Board in its discretion shall determine. A TBR may be granted only with respect to an Award under the Plan and may be granted concurrently with or after the grant of the Award. A TBR shall entitle a Participant to receive from the Company an amount in cash not to exceed the product of the ordinary income, if any, which the Participant may realize as the result of the grant, exercise or vesting of an Award (including any income realized as a result of the related TBR) multiplied by the then applicable highest combined federal and state tax rate for individuals. The Board shall determine all terms and provisions of the TBR granted hereunder.

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     IN WITNESS WHEREOF, this Plan is executed as of this the ___day of ___, 2005.

By:

Authorized Officer
ATTEST:

Secretary

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THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.	Please Mark Menu In Address Change or Comments SEE REVERSE SIDE	☐

1.	To elect five Class A Directors to serve until the 2008 annual meeting.

Nominees:

01 Lampkin Butts 02 Beverly W. Hogan 03 Phil K. Livingston 04 Charles W. Ritter, Jr, 05 Joe F. Sanderson. Jr.	FOR all nominees listed below (except as marked to the contrary ☐	WITHHOLD AUTHORITY (in vote for all nominees listed) ☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee’s name here:

		FOR	AGAINST	ABSTAIN
2.	Proposal to ratify and approve the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending October 31, 2005.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	Proposal to approve a Stock Incentive Plan for certain executive officers, key managers and non-employee directors in the Company.	☐	☐	☐

Choose MLINK™ for Fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

Signature                                                                                  Signature                                                                                   Date

Executors, Administrators, Trustees, etc, should give full title. This proxy should be signed as name appears on certificate(s).

▲ FOLD AND DETACH HERE ▲

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/safm Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the internet at www.sandersonfarms.com

PROXY
SANDERSON FARMS, INC.

     The undersigned hereby appoints D. Michael Cockrell as proxy for the undersigned, with full power of substitution, to vote all of the undersigned’s shares of common stock, $1.00 per share par value, of Sanderson Farms, Inc. at the Annual Meeting on February 17, 2005 (and any adjournments thereof), as instructed herein with respect to the matters herein set forth (and, to the extent not so instructed, as set forth in the related Proxy Statement), and according to his discretion upon all other matters which may properly come before such Meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED UPON THE MATTERS SET FORTH ON THE REVERSE. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 and 3. THIS PROXY CONFERS DISCRETIONARY VOTING AUTHORITY AS TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. SEE ACCOMPANYING PROXY STATEMENT.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SANDERSON FARMS, INC.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

You can now access your Sandrson Farms account online.

Access your Sanderson Farms shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Sanderson Farms, now makes it easy and convenient to get current Information on your shareholder account.

• View account status • View certificate history • View book-entry information	• View payment history for dividends • Make address changes • Obtain a duplicate 1099 tax form • Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

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